UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

                                                                                Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

BOOKS-A-MILLION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:
(2)           Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:
(2)           Form, Schedule or Registration Statement No.:
(3)           Filing Party:
(4)           Date Filed:

BOOKS•A•MILLION

April 22, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Books-A-Million, Inc., which will be held at 10:00 a.m. on Thursday, May 20, 2010, at our corporate office annex located at 121 West Park Drive, Birmingham, Alabama 35211.  Formal notice of the annual meeting, a proxy statement and a proxy card accompany this letter.  Also enclosed is our Annual Report to Stockholders.

The principal business of the meeting will be to (i) elect a class of directors to serve a three-year term expiring in 2013; (ii) approve an amendment to the 2005 Incentive Award Plan, (iii) approve an amendment to the 1999 Amended and Restated Employee Stock Purchase Plan, (iv) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2011; and (v) transact such other business as may properly come before the meeting.  During the meeting, we will also review the results of the past fiscal year.

Your vote is important.  Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible.  You may vote over the Internet, by telephone or by mailing the enclosed proxy card in the postage-prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.  Please review the instructions on each of your voting options described in the proxy statement.

We look forward to seeing you at the meeting.

Sincerely yours,

Clyde B. Anderson
Chairman, President and Chief Executive Officer

BOOKS-A-MILLION, INC.
402 INDUSTRIAL LANE
BIRMINGHAM, ALABAMA 35211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Books-A-Million, Inc. (the “Company”), which will be held at 10:00 a.m. on Thursday, May 20, 2010, at the corporate office annex of the Company located at 121 West Park Drive, Birmingham, Alabama 35211. Directions to attend the annual meeting where you may vote in person can be found on our website: www.booksamillioninc.com. The meeting is called for the following purposes:

(1)           To elect a class of directors for a three-year term expiring in 2013;

(2)           To approve the Third Amendment to the 2005 Incentive Award Plan;

(3)	To approve the Second Amendment to the 1999 Amended and Restated Employee Stock Purchase Plan;

(4)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2011; and

(5)           To transact such other business as may properly come before the meeting.

The above matters are described in detail in the proxy statement.  Regardless of whether you plan to attend the meeting, you are urged, after reading the proxy statement, to vote your shares by proxy using one of the following methods:  (a) vote by telephone or via the Internet using the instructions on your proxy card or (b) complete, sign, date and return your proxy card in the postage-paid envelope provided.  If you attend the meeting, you may revoke your proxy and vote your shares personally if you desire.

The Board of Directors has fixed the close of business on March 26, 2010, as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

                     Douglas G. Markham
Executive Vice President, Chief Administrative Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 20, 2010: The Company’s Proxy Statement and Annual Report are available at http://www.booksamillioninc.com/report.

PROXY STATEMENT

TABLE OF CONTENTS

                                                                                                                                                                                                                                                                                                                           Page

INFORMATION ABOUT THE ANNUAL MEETING...1

SHARES ENTITLED TO VOTE...1

PROPOSAL 1 - ELECTION OF DIRECTORS...3

PROPOSAL 2 - APPROVAL OF THE THIRD AMENDMENT TO THE BOOKS-A-MILLION, INC. 2005 INCENTIVE AWARD PLAN.................................................................................6

Introduction ...6
General...7
Administration...7
Eligibility ...7
Limitation on Awards and Shares Available ...7
Types of Awards ...8
Amendment and Termination ...9
Federal Income Tax Consequences ...9
New Plan Benefits ...10
Vote Required; Board Recommendation ...10

PROPOSAL 3 - APPROVAL OF THE SECOND AMENDMENT TO THE BOOKS-A-MILLION, INC. 1999 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN .................................................................................................................................................................................11

Introduction ...11
Administration ...11
Eligibility ...11
Common Stock Available for Purchase ...11
Purchasing Shares...12
Assignability .,...12
Stockholder Rights ...12
Amendment and Termination ...12
Federal Income Tax Consequences ...12
Plan Benefits ...13
Vote Required; Board Recommendation ...14

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS .........................................................................................................................................................14

CORPORATE GOVERNANCE AND BOARD MATTERS ...15

REPORT OF THE AUDIT COMMITTEE ...18

BENEFICIAL OWNERSHIP OF COMMON STOCK ...19

COMPENSATION DISCUSSION AND ANALYSIS ...23

Compensation Program Objectives ...23
No Employment and Severance Agreements ...23
Use of Compensation Consultant ...23
Elements of Compensation ...24
Compensation Policies ...27

COMPENSATION COMMITTEE REPORT ...29

RELATIONSHIP OF COMPENSATION POLICIES TO RISK MANAGEMENT ................................................................................................................................................................................30

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ........................................................................................................................................................................30

i

TRANSACTIONS WITH RELATED PERSONS ...31

EXECUTIVE OFFICER COMPENSATION ...33

SUMMARY COMPENSATION TABLE ...33
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2010 ...35

DIRECTOR COMPENSATION ...38

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................................................................................................40

OTHER MATTERS ...41

SOLICITATION OF PROXIES ...41

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING ...41

ANNUAL REPORT ...41

APPENDIX A - 2005 INCENTIVE AWARD PLAN (AS AMENDED) ................................................................................................................................................................................................. A-1

APPENDIX B - 1999 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (AS AMENDED) .......................................................................................................................B-1

ii

BOOKS-A-MILLION, INC.
402 Industrial Lane
Birmingham, Alabama 35211

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2010

INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement is furnished by and on behalf of the Board of Directors of Books-A-Million, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Thursday, May 20, 2010, at the corporate office annex of the Company located at 121 West Park Drive, Birmingham, Alabama 35211, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card will be first mailed on or about April 22, 2010 to the Company's stockholders of record on the close of business on March 26, 2010.

SHARES ENTITLED TO VOTE

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. The shares of common stock, $.01 par value per share (the "Common Stock"), of the Company represented at the Annual Meeting by a properly executed proxy will be voted as you direct.  If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board. The Board recommends a vote FOR the election as directors of the nominees listed in this Proxy Statement, FOR the approval of the third amendment to the 2005 Incentive Award Plan, FOR the approval of the second amendment to the 1999 Amended and Restated Employee Stock Purchase Plan, and FOR the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

To vote by proxy, you must do one of the following:

•
Vote by Telephone. You can vote your shares by telephone by calling the toll-free number listed on the enclosed proxy card on a touch-tone telephone 24 hours a day through May 19, 2010. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

•
Vote by Internet. You can also vote via the Internet through May 19, 2010 by following the instructions on the enclosed proxy card. The website address for Internet voting is indicated on the enclosed proxy card. Internet voting is available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet.

•
Vote by Mail. If you choose to vote by mail, complete, sign, date and return your proxy card in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the Annual Meeting.

If you want to vote in person at the Meeting, and you hold your Common Stock in street name (that is, through a bank or broker), you must obtain a proxy from your bank or broker and bring that proxy to the Meeting.

Voting by proxy will not affect a stockholder's right to attend and to vote in person at the Annual Meeting.  A proxy may be revoked by a shareholder any time before it is voted by (i) filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date, (ii) a later vote via the Internet or by telephone, or (iii) attending and voting in person at the Annual Meeting.

Only holders of record of Common Stock as of the close of business on March 26, 2010 (the "Record Date") will be entitled to vote at the Annual Meeting.  As of the close of business on the Record Date, there were 15,865,567 shares of Common Stock outstanding.  Holders of shares authorized to vote are entitled to cast one vote per share on all matters.  The holders of a majority of the shares entitled to vote must be present or represented by proxy at the Annual Meeting to constitute a quorum.  Shares as to which authority to vote is withheld and abstentions are counted in determining whether a quorum exists.

Under Delaware law and the Company's by-laws, directors are elected by the affirmative vote, in person or by proxy, of a plurality of the shares entitled to vote in the election at a meeting at which a quorum is present.  Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors.  The approval of the third amendment to the 2005 Incentive Award Plan, the approval of the second amendment to the 1999 Amended and Restated Employee Stock Purchase Plan, and the ratification of the appointment of the Company’s independent registered public accounting firm requires for adoption the affirmative vote of the holders of a majority of shares of Common Stockpresent in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Abstentions, votes withheld and, unless a broker's authority to vote on a particular matter is limited, shares held in street name that are not voted, are counted in determining the votes present at a meeting and entitled to vote, such as for quorum purposes.  Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting on any proposal brought before the Annual Meeting.  Since the election of directors (Proposal 1) is determined by a plurality of the votes cast at the Annual Meeting, abstentions will not affect the outcome of this matter.  An abstention as tothe approval of the third amendment to the 2005 Incentive Award Plan (Proposal 2), the approval of the second amendment to the 1999 Amended and Restated Employee Stock Purchase Plan (Proposal 3), and as to the ratification of the appointment of the independent registered public accounting firm (Proposal 4) will have the same effect as voting against the proposal.  However, a share that is held in street name that is not voted because the broker's authority to vote on that matter is limited and the broker did not receive direction on how to vote the share on that matter from the beneficial owner (a "broker non-vote") is not considered entitled to vote and is thus not calculated as a vote cast at a meeting (either for or against the proposal).  Accordingly, broker non-votes, if any, will not have an effect on the approval of Proposals 1, 2, 3 or 4.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies in the enclosed proxy card will have discretion to vote on those matters for you in a manner deemed by the proxy representatives named therein to be in the best interests of the Company and its stockholders. On the date we filed this Proxy Statement with the Securities and Exchange Commission, the Board did not know of any other matter to be raised at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors of the Company is divided into three classes of directors serving staggered terms of office.  Upon the expiration of the term of office of a class of directors, the nominees for that class are elected for a term of three years to serve until the election and qualification of their successors.  The current terms of J. Barry Mason and William H. Rogers, Jr. expire upon the election and qualification of the directors to be elected at this Annual Meeting.  The Board of Directors has nominated Dr. Mason and Mr. Rogers for re-election to the Board of Directors at the Annual Meeting, to serve until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified.

All shares represented by properly executed proxies received in response to this solicitation will be voted for the election of the directors as specified therein by the stockholders.  Unless otherwise specified in the proxy, it is the intention of the persons named on the enclosed proxy card to vote FOR the election of Dr. Mason and Mr. Rogers to the Board of Directors.  Dr. Mason and Mr. Rogers have consented to serve as directors of the Company if elected.  If at the time of the Annual Meeting, Dr. Mason or Mr. Rogers are unable or decline to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute candidate designated by the Board of Directors.  The Board of Directors has no reason to believe that Dr. Mason or Mr. Rogers will be unable or will decline to serve as a director.

Set forth below is certain information furnished to the Company by Dr. Mason and Mr. Rogers and by each of the incumbent directors whose terms will continue following the Annual Meeting, as well as a description of the qualifications that caused the Board of Directors to determine that each director should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE.

NOMINEES FOR ELECTION – TERM TO EXPIRE IN 2013

J. BARRY MASON
Age: 69

J. Barry Mason has served as a director of the Company since April 1998.  Dr. Mason has held the positions of Dean and Thomas D. Russell Professor of Business Administration at the Culverhouse College of Commerce, The University of Alabama, since 1988.  Dr. Mason also served as the Interim President of The University of Alabama during 2002 and 2003.  Dr. Mason has been determined to be independent by the Board as defined by NASDAQ listing standards.

The Company believes that Dr. Mason’s qualifications to serve on its Board include his service as Dean of the School of Commerce and Business Administration at the University of Alabama, which give him a wide range of knowledge on topics important to business, and his service on the Board of the Company since 1998.

WILLIAM H. ROGERS, JR.
Age: 52

William H. Rogers, Jr. has served as a director of the Company since November 2000.  Mr. Rogers serves as President of SunTrust Banks, Inc., a position he has held since December 2008.  In this role, he has responsibility for SunTrust’s geographic banking organization; the Retail, Commercial (including Treasury & Payments Solutions), Commercial Real Estate, Mortgage, Corporate & Investment Banking Wealth & Investment Management lines of business; and Corporate Marketing.  Prior to being appointed President of SunTrust Banks, Inc. he served as Corporate-Executive Vice President and has held other  positions with SunTrust since 1980.  Mr. Rogers has been determined to be independent by the Board as defined by NASDAQ listing standards.

The Company believes that Mr. Rogers’ qualifications to serve on its Board include his experience from his service as President of SunTrust Banks, Inc., a publicly held banking institution, which gives him a wide range of banking, capital markets and public company experience, and his service as a director of the Company since 2000.

INCUMBENT DIRECTORS – TERM EXPIRING 2011

TERRY C. ANDERSON
Age: 52

Terry C. Anderson has served as a director of the Company since April 1998.  Mr. Anderson serves as the President and Chief Executive Officer of American Promotional Events, Inc., an importer and wholesaler of pyrotechnics, a position he has held since July 1988.  Mr. Anderson is the brother of Clyde B. Anderson, the Chairman, President and Chief Executive Officer of the Company's Board of Directors.  Mr. Anderson is not an independent director.

The Company believes that Mr. Anderson’s qualifications to serve on its Board include his service as Chief Executive Officer of American Promotional Events, Inc., which gives him unique insights into importing retail items for the Company, and his service on the Board of the Company since 1988.

ALBERT C. JOHNSON
Age: 65

Albert C. Johnson has served as director of the Company since August 2005.  Mr. Johnson is an independent financial consultant and a retired CPA.  He retired from Arthur Andersen LLP in 1994 after a 30-year career.  Mr. Johnson most recently served as Senior Vice President and Chief Financial Officer of Dunn Investment Company from 1994 to 1998.  Mr. Johnson has served as a director of Hibbett Sports, Inc., a sporting goods retailer, since March 2008.  He also served as a director of Regions Morgan Keegan Mutual Funds from 2005 through 2009.  Mr. Johnson has been determined to be independent by the Board as defined by NASDAQ listing standards.

The Company believes that Mr. Johnson’s qualifications to serve on its Board include his service as an audit partner with Arthur Andersen, LLP, a former international national public accounting firm, including 30 years of public accounting experience, which provides him with financial expertise that is important to the Company for his service as Chairman of the Audit Committee, and his service on the Board since 2005.

INCUMBENT DIRECTORS – TERM EXPIRING 2012

CLYDE B. ANDERSON
Age: 49

Clyde B. Anderson has served as the Chairman and Chief Executive Officer of the Company since March 2009.  Mr. Anderson was re-elected to the position of Chief Executive Officer upon the resignation of Sandra B. Cochran from that position in March 2009.  On August 20, 2009, Mr. Anderson was also re-elected to the position of President.  He served as the Executive Chairman of the Board of Directors from February 2004 to March 2009.  He has served as a director of the Company since August 1987.  Mr. Anderson has served as the Chairman of the Board of Directors since January 2000 and also served as the Chief Executive Officer of the Company from July 1992 until February 2004.  Mr. Anderson also served as the President of the Company from November 1987 to August 1999.  From November 1987 to March 1994, Mr. Anderson served as the Company's Chief Operating Officer.  Mr. Anderson served on the Board of Directors of Hibbett Sports, Inc., a sporting goods retailer, from 1987 to June 2008.  Mr. Anderson is the brother of Terry C. Anderson, a member of the Company's Board of Directors.  Mr. Anderson is not an independent director.

The Company believes that Mr. Anderson’s qualifications to serve on its Board include his 27 years of experience in the retail bookstore industry, including 23 years as either the Company’s President, Chief Executive Officer or Chairman.

RONALD G. BRUNO
Age: 58

Ronald G. Bruno has served as the President of Bruno Capital Management Corporation, an investment company, since September 1995 and has served as a director of the Company since September 1992.  Formerly, Mr. Bruno served as the Chairman and Chief Executive Officer of Bruno's Supermarkets, Inc., a supermarket retailing chain.  He also served on the Board of Directors for Russell Corporation from 1992 to 2006.  Mr. Bruno has been determined to be independent by the Board as defined by the listing standards of The NASDAQ Stock Market, Inc. (“NASDAQ”).

The Company believes that Mr. Bruno’s qualifications to serve on its Board include Mr. Bruno’s experience from his prior service as the Chairman and Chief Executive Officer of Bruno’s, Inc., a publicly traded retail grocery store, his prior service on the public company boards of directors of SouthTrust Bank, N.A. and Russell Corporation, and his service on the Company’s Board since 1992.

PROPOSAL 2 - APPROVAL OF THE THIRD AMENDMENT TO THE BOOKS-A-MILLION, INC. 2005 INCENTIVE AWARD PLAN

Introduction

The purpose of the Books-A-Million, Inc. 2005 Incentive Award Plan, as amended prior to the date hereof (the “Plan”), is to promote the success and enhance the value of the Company by linking the personal interests of members of the Board of Directors, employees and consultants to those of Company stockholders and by providing individuals with an additional incentive for outstanding performance and to generate superior returns to Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board of Directors, employees and consultants upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent.  The Board of Directors feels that the Plan has proved to be of substantial value in stimulating the efforts of the members of the Board of Directors, employees and consultants by increasing their ownership stake in the Company.

On March 11, 2010, the Board of Directors approved the Third Amendment to the Plan, subject to stockholder approval, the purpose of which is to (1) increase the number of shares available for issuance under the Plan by 800,000 shares of Common Stock; (2) increase the limitation on the number of shares of Common Stock that may be granted to any one participant under the Plan during any fiscal year from 100,000 to 200,000; and (3) to add a bonus “clawback” provision to the Plan, that will require participants under the Plan to forfeit and/or repay payments made or to be made under the Plan in certain circumstances.

In light of the Company's continued growth, the number of shares remaining for issuance under the Plan is insufficient to provide adequately for the continued participation of members of the Board of Directors, employees and consultants in the Plan in future years.  On June 1, 2005, the stockholders of the Company approved the Books-A-Million 2005 Incentive Award Plan, and 300,000 shares were made available for grants under the plan at that time.  On June 8, 2006, the stockholders approved the First Amendment to the 2005 Incentive Award Plan that increased the shares available under the Plan by 300,000 shares.  On May 29, 2008, the stockholders approved the Second Amendment to the 2005 Incentive Award Plan that increased the number of shares under the Plan by an additional 600,000 shares.  The Plan currently provides for a total of 1,200,000 shares of Common Stock to be issued to members of the Board of Directors, employees and consultants.  As of March 26, 2010, 956,451 restricted shares of the Company’s Common Stock (net of forfeitures) had been granted under the Plan, leaving only 243,549 shares available for additional grants.  Accordingly, the Board of Directors approved the amendment to the Plan, subject to stockholder approval, to increase the number of shares available for issuance under the Plan by an additional 800,000 shares of Common Stock, such that the Plan will provide for a total of 2,000,000 shares eligible for issuance, if such amendment is approved by the Company’s stockholders.

The Board of Directors also approved an amendment increasing the current limitation under the Plan on the number of shares of Common Stock that may be granted to any one participant under the Plan during any fiscal year from 100,000 to 200,000.  In light of the use by the Company of restricted stock for both Career Based Shares and Performance Based Shares, it is possible that the Compensation Committee of the Board of Directors will desire to grant more than 100,000 shares in a particular fiscal year to a participant under the Plan.  See “Compensation Discussion And Analysis – Elements of Compensation” beginning on page 24 for a discussion on Career Based Shares and Performance Based Shares.  The Board of Directors believes that such amendment is in the best interest of the Company.

In March 2010, the Loss Prevention and Human Resources Department of the Company updated its employee bonus policy to add a “clawback” provision to this policy relating to bonuses for officers and key managers.  The purpose of the provision is to grant to the Compensation Committee and the Board of Directors, the right , in certain events such as a restatement of earnings, and/or as deemed appropriate by the Compensation Committee and the Board of Directors, to seek reimbursement from officers and other key managers of certain bonuses and other incentive-based or equity-based compensation.  To the extent any such bonus, incentive-based or equity-based compensation is or was based on any financial result or operating metrics that were impacted by the employee’s knowing or intentional fraudulent or illegal conduct, the Compensation Committee and the Board of Directors will invoke this “clawback” provision.  The Board of Directors, as part of the proposed Third Amendment to the Plan, approved an amendment to the plan that would add a “clawback” provision as described above to this Plan.  The full text of this “clawback” provision is found in Section 8.6 of the Plan, as proposed to be amended, which is attached to this Proxy Statement as Appendix A.

The text of the Plan, as proposed to be amended hereby, is attached as Appendix A hereto.  Other than the amendments described above, no other changes are proposed to be made to the terms of the Plan.

General

The Plan (as amended) provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and/or performance-based cash awards to eligible individuals.  A summary of the principal provisions of the Plan, as proposed to be amended hereby, is set forth below.  The summary is qualified by reference to the full text of the Plan, as proposed to be amended, which is attached as Appendix A to this Proxy Statement.

Administration

The Plan is generally administered by the Compensation Committee of the Board.  The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants (other than senior executives of the Company who are subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or employees who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”)).  The Compensation Committee is required by the Plan to include at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 under the Exchange Act, and an “outside director” pursuant to Section 162(m) of the Code.  The Compensation Committee has the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction.  However, the Compensation Committee does not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.  Notwithstanding the foregoing, the full Board administers the Plan with respect to any awards made to independent directors.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights of the Compensation Committee under the Plan except with respect to matters under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any other regulations or rules issued thereunder, that are required to be determined by the Compensation Committee.

Eligibility

Persons eligible to participate in the Plan include all members of the Board (currently comprised of six members), all employees of the Company and its subsidiaries (currently approximately 5,200 persons), and any and all consultants, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

Currently an aggregate of 1,200,000 shares of Common Stock may be issued pursuant to awards authorized under the Plan.  If the amendment proposed hereby is approved by the stockholders of the Company, the amount of shares of Common Stock that may be issued will increase to a total of 2,000,000 shares.  The shares of Common Stock covered by the Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.  To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the Plan.  In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation may be used for grants under the Plan.  To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the Plan.

The maximum number of shares of Common Stock that may be subject to one or more awards to a participant pursuant to the Plan during any fiscal year is currently 100,000.  It is proposed by the Third Amendment to the Plan described in this Proposal 2 that this amount be raised to 200,000 shares.  As of March 26, 2010, the closing price of the Common Stock on the NASDAQ Global Select Market was $7.11 per share.

Types of Awards

The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and performance-based cash awards.  See the Summary Compensation Table on page 33, and “Compensation Discussion and Analysis – Elements of Compensation” beginning on page 24 for more information on awards of restricted stock to named executive officers.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Plan.  The option exercise price of all stock options granted pursuant to the Plan may not be less than 100% of the fair market value per share of Common Stock on the date of grant.  Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary date of grant, provided that a vested nonqualified stock option may be exercised up to 12 months after the optionee’s death.  The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

The Compensation Committee shall determine the methods by which the exercise price of a stock option may be paid and the form of payment, including, without limitation: (i) cash, (ii) shares of company common stock or (iii) other property acceptable to the Compensation Committee.  However, no participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

Restricted stock may be granted pursuant to the Plan.  A restricted stock grant is the issuance of shares of Common Stock at any price determined by the Compensation Committee (including no price), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met.  Conditions to vesting may be based on continuing employment or achieving performance goals.  During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares.  The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.  The Company has issued restricted stock awards under the Plan to Company directors and employees.  See the Summary Compensation Table on page 33, and “Compensation Discussion and Analysis – Elements of Compensation” beginning on page 24 for more information on grants of restricted stock to named executive officers.

A stock appreciation right (a “SAR”) is the right to receive payment (either in the form of cash or shares of Common Stock) of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR.  The other types of awards that may be granted under the Plan include performance awards, performance shares, performance stock units, dividend equivalents, deferred stock, and restricted stock units.

The Compensation Committee may authorize awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax.  Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Compensation Committee for the period are satisfied.  These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation Committee), sales or revenue, net income (either before or after tax), operating earnings, cash flow (including, but not limited to, operating cash flow, and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, return on invested capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share.  These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  With regard to a particular performance period, the Compensation Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period.  In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the award.

Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Performance awards may be authorized pursuant to the Plan.  Performance awards are performance-based awards within the meaning of Section 162(m) of the Code that represent a right to receive a cash payment contingent upon achieving certain performance goals established by the Compensation Committee.  The maximum amount of cash that may be paid to any participant pursuant to a performance award during any fiscal year is $1,000,000.

Amendment and Termination

The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the Plan, to permit the Compensation Committee to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant.  In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.  In no event may an award be granted pursuant to the Plan on or after the tenth anniversary of the date that the stockholders initially approved the Plan.

Federal Income Tax Consequences

The following summarizes only the federal income tax consequences of participation under the Plan based upon federal income tax laws in effect on the date of this Proxy Statement.  This summary does not purport to be complete, and does not discuss any non-U.S., state or local tax consequences.  In addition, the discussion does not address tax consequences which may vary with, or are contingent on, a participant’s individual circumstances.  Each participant in the Plan is strongly urged to consult with his or her tax advisor regarding participation in the Plan.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.  A participant receiving incentive stock options will not recognize taxable income upon grant.  Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise.  However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax.  If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction.  If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: stock-settled SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment.  Compensation otherwise effectively deferred is taxed when paid.  In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

Certain types of awards under the Plan, including cash-settled SARs, restricted stock units and deferred stock may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code.  Unless certain requirements set forth in Section 409A of the Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties).  To the extent applicable, the Plan and awards granted under the Plan will be interpreted to comply with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.  To the extent determined necessary or appropriate by the Compensation Committee, the Plan and applicable Award Agreements may be amended to comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Because payment of any award may be contingent on the attainment of performance objectives established for such year by the Committee, the amounts payable to eligible participants under the Plan (as proposed to be amended) for any fiscal year during which the Plan (as proposed to be amended) is in effect cannot currently be determined.  The table set forth below illustrates the amounts that would have been payable for fiscal year 2010 under the Plan to each of the individuals and groups listed below had the third amendment to the Plan been in effect.  These amounts are the actual amounts attributable to restricted stock awards that were granted in fiscal year 2010 under the Plan.

NEW PLAN BENEFITS

Name and Position	Dollar Value ($)
Clyde B. Anderson Chairman, President and Chief Executive Officer	$165,000
Terrance G. Finley Executive Vice President, Chief Merchandising Officer and President of Merchandising Group	$66,000
Douglas G. Markham Executive Vice President, Chief Administrative Officer and Secretary	$66,000
Brian W. White Chief Financial Officer	$41,250
All Executive Officers as a group (four persons)	$338,250
Non-Executive Directors as a group (five persons)	$41,250
Non-Executive Employees as a group (nine persons)	$147,583

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Third Amendment to the Plan.  Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the second amendment to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE THIRD
 AMENDMENT TO THE COMPANY’S 2005 INCENTIVE AWARD PLAN

PROPOSAL 3 - APPROVAL OF THE SECOND AMENDMENT TO THE BOOKS-A-MILLION, INC. 1999 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN

Introduction

The Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan, as amended (the “Stock Purchase Plan”) is designed to encourage Common Stock ownership by employees of the Company and its subsidiaries by allowing eligible employees to purchase shares of Common Stock pursuant to payroll deductions.  The Board of Directors believes that such ownership will increase the employees’ interest in the success of the Company and provide an additional incentive for such employees to remain in the employ of the Company.  The Stock Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code, which provides participants with certain tax advantages upon the sale or disposition of shares of Common Stock that are purchased under the Stock Purchase Plan.

The Board of Directors believes that the Stock Purchase Plan has proved to be of substantial value in stimulating the efforts of employees by increasing their ownership stake in the Company.  As of March 11, 2010, 373,432 shares of Common Stock had been purchased under the Stock Purchase Plan, leaving only 26,568 shares available for additional purchases.  Accordingly, on March 11, 2010, the Board of Directors adopted the Second Amendment to the Stock Purchase Plan, subject to stockholder approval, to increase the number of shares available for purchase by an additional 200,000 shares of Common Stock, such that the Stock Purchase Plan will provide for a total of 600,000 shares eligible for purchase, if such Second Amendment is approved by the Company’s stockholders.  Other than an increase in the number of shares of Common Stock available for purchase, no other material changes are proposed to be made to the terms of the Stock Purchase Plan.

A summary of the principal provisions of the Stock Purchase Plan, as proposed to be amended hereby, is set forth below.  The summary is qualified by reference to the full text of the Stock Purchase Plan, as proposed to be amended, which is attached as Appendix B to this Proxy Statement.

Administration

The Stock Purchase Plan generally is administered by the Plan Administrator.  Currently the Plan Administrator is the Compensation Committee of the Board of Directors.  The Plan Administrator has the exclusive authority to administer and to take all actions it deems necessary or equitable to administer the Stock Purchase Plan.  All interpretations and determinations made by the Plan Administrator are final and binding upon eligible employees and other persons who make a claim under the Stock Purchase Plan.  The Plan Administrator may delegate its duties as it deems appropriate under the circumstances.

Eligibility

Persons eligible to participate in the Stock Purchase Plan generally include employees who have been employed by the Company or one of its subsidiaries for at least one year and are regularly scheduled to work more than 20 hours each week and more than five months each year (currently approximately 2,480 persons).  However, an employee who, after the grant of a purchase right, would own five percent (5%) or more of the total combined voting power or value of all classes of Company stock or the stock of any of its subsidiaries is not eligible to participate in the Stock Purchase Plan.

Common Stock Available for Purchase

Currently an aggregate of 400,000 shares of Common Stock may be issued under the Stock Purchase Plan.  If the amendment proposed hereby is approved by the stockholders of the Company, the number of shares of Common Stock that may be issued will increase to a total of 600,000 shares.  The shares of Common Stock covered by the Stock Purchase Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.  To the extent that any shares of Common Stock are not purchased during a purchase period, such shares may be available again under the Stock Purchase Plan.

In the event of any change in the capitalization of the Company, the number of shares of Common Stock covered by outstanding purchase rights and the related purchase prices and the number of shares of Common Stock available for purchase under the Stock Purchase Plan will be adjusted by the Board of Directors in an equitable manner to reflect such change.  Furthermore, in the event of certain corporate transactions, the number of shares of Common Stock available and the related purchase prices and the number of shares of Common Stock covered by outstanding purchase rights under the Stock Purchase Plan will be adjusted by the Board of Directors in a manner that satisfies the requirements of Section 424(a) of the Code.

Purchasing Shares

Participants may authorize the Company to withhold up to $5,000 (but not less than $100) of their compensation during a 12-month purchase period for purposes of purchasing shares of Common Stock at the end of such period.  A participant may reduce or stop payroll deductions one time during a 12-month purchase period or may withdraw his or her accumulated balance before the end of a 12-month purchase period.  If a participant elects to withdraw all or a portion of his or her accumulated payroll deductions, such payroll deductions will be paid to him in cash, without interest.  No participant will be granted a right to purchase shares of Common Stock under the Company’s and any of its subsidiaries’ employee stock purchase plans that accrues at a rate which exceeds $25,000 worth of Common Stock during a calendar year in which a purchase right is outstanding.

The amount in a participant’s account at the end of each 12-month purchase period will be applied, without interest, to the purchase of the number of whole shares of Common Stock that such amount will purchase using the lesser of (i) 85% of the closing price per share of Common Stock on the NASDAQ Stock Market on the first day of the purchase period or (ii) 85% of the closing price per share of Common Stock on the NASDAQ Stock Market on the last day of the purchase period.

Assignability

Purchase rights granted under the Stock Purchase Plan are not assignable or transferable other than by will or by the laws of descent and distribution.  Purchase rights may be exercisable, during a participant’s lifetime, only by the participant.

Stockholder Rights

No participant has any interest in any shares of Common Stock subject to a purchase right until such purchase right has been exercised and the related shares of Common Stock are delivered to the participant.

Amendment and Termination

The Board of Directors may terminate, amend, or modify the Stock Purchase Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule or to increase the number of shares available for purchase under the Stock Purchase Plan.  In addition, no purchase right outstanding may be modified, canceled, or amended after the beginning of a purchase period unless (i) each participant consents to such modification, cancelation, or amendment, (ii) such modification only accelerates the purchase date, or (iii) the Board of Directors determines in good faith that such action is required under applicable law.

Federal Income Tax Consequences

The following summarizes only the federal income tax consequences of participation under the Stock Purchase Plan based upon federal income tax laws in effect on the date of this Proxy Statement.  This summary does not purport to be complete, and does not discuss any non-U.S., state or local tax consequences.  In addition, the discussion does not address tax consequences which may vary with, or are contingent on, a participant’s individual circumstances.  Each participant in the Stock Purchase Plan is strongly urged to consult with his or her tax advisor regarding participation in the Stock Purchase Plan.

There are no tax consequences to a participant upon the grant of a purchase right or the exercise of a purchase right under the Stock Purchase Plan.  The tax consequences to a participant once he or she sells or disposes of shares of Common Stock acquired on the exercise of a purchase right generally depend upon whether the sale or disposition occurs before or after the statutory holding period.  The statutory holding period is the later of (i) two years from the date the purchase right is granted or (ii) one year from the date the purchase right is exercised.

If a participant sells or disposes of the shares of Common Stock after the expiration of the statutory holding period or the participant dies, the participant will recognize ordinary income in the year of the sale or the disposition (or in the year of his or her death) in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date on which the purchase right is granted over the exercise price of the purchase right or (ii) the excess of the fair market value of the Common Stock at the time of the sale or disposition (or on the date of his or her death) over the exercise price of the purchase right.  Any additional gain or loss recognized on the sale or disposition of the Common Stock will be long-term capital gain or loss.

If a participant sells or otherwise disposes of the shares of Common Stock before the expiration of the statutory holding period, then the participant will recognize ordinary income in the year of the sale or the disposition in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise of the purchase right over the exercise price.  Any additional gain or loss recognized on the sale or disposition of the Common Stock will be short-term or long-term capital gain or loss based on the length of time the participant holds the Common Stock after exercising the purchase right.

The Company does not receive any income tax deduction as a result of issuing shares of Common Stock pursuant to the Stock Purchase Plan, except in the event a participant sells or otherwise disposes of shares before the expiration of the statutory holding period.  In such an event, the Company will be entitled to a deduction equal to the amount included as ordinary income to the participant with respect to the sale or disposition of such shares.

Plan Benefits

Because participation in the Stock Purchase Plan is voluntary and dependent on each eligible employee’s affirmative election to participate and his or her election as to the level of payroll deductions, purchases under the Stock Purchase Plan cannot currently be determined.  For illustrative purposes, the following table sets forth, as to the individuals listed below, (i) the number of shares of Common Stock that were purchased last fiscal year under the Stock Purchase Plan and (ii) the weighted average price per share paid for such shares of Common Stock.

PLAN BENEFITS

Name and Position	Number of Shares Purchased	Weighted Average Price Pre Share ($)
Clyde B. Anderson Chairman, President and Chief Executive Officer	-0-	$0.00
Terrance G. Finley Executive Vice President, Chief Merchandising Officer and President of Merchandising Group	-0-	$0.00
Douglas G. Markham Executive Vice President, Chief Administrative Officer and Secretary	2,415	$1.99
Brian W. White Chief Financial Officer	55	$1.99
All Executive Officers as a group (four persons)	2,470	$1.99
Non-Executive Directors as a group (five persons)	-0-	$0.00
Non-Executive Employees as a group (214 persons)	45,283	$1.99

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Second Amendment to the Stock Purchase Plan.  Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the Second Amendment to the Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE SECOND AMENDMENT TO THE BOOKS-A-MILLION, INC.
1999 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes, as of January 30, 2010, the securities that have been authorized for issuance under the Company’s equity compensation plans.  The Company does not have any equity compensation plans which were not approved by its stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise prices of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders:...................................................................	185,888 (1)	$5.32 (2)	430,765 (3)
Equity compensation plans not approved by stockholders:...................................................................	-0-	N/A	-0-
Total	185,888	$5.32	430,765

(1)
Represents (i) 40,138 shares of common stock issuable with respect to outstanding stock options granted under the Company’s Amended and Restated Stock Option Plan and (ii) 145,750 shares of common stock that are issuable under the Company’s 2005 Incentive Award Plan relating to performance based restricted stock awards made with respect to the 2010 fiscal year.

(2)	Represents the exercise price of the options issued under the Amended and Restated Stock Option Plan.
(3)
Includes (i) 367,549 shares of common stock available for future issuance under the Company’s 2005 Incentive Award Plan and (ii) 63,216 shares of common stock available for future issuance under the Company’s 1999 Amended and Restated Employee Stock Purchase Plan.  The Company’s Amended and Restated Stock Option Plan has been terminated, and no shares of common stock are available for future issuance thereunder.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings and Attendance.  The Company's Board of Directors held eight meetings during the Company's fiscal year ended January 30, 2010 ("fiscal 2010").  The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Each director attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served.  Directors are encouraged to attend annual meetings of Books-A-Million stockholders.  All of the Company’s six directors were present at the last annual meeting of stockholders.

Board Independence. NASDAQ listing standards require that the Company have a majority of independent directors.  The Board of Directors currently has six members, four of whom have been determined to be independent within the meaning of NASDAQ listing standards. Each year the Board makes a determination as to the independence of each Board member.  During its determination of the independence of directors, the Board of Directors specifically considered relationships between the Company and its affiliates and each director and his or her immediate family and affiliated entities.  The Board of Directors specifically considered the commercial lending/banking and 401(k) Plan relationship of SunTrust Banks, Inc. (“SunTrust”), of which Mr. Rogers serves as President, and the Company.  Total payments from the Company to SunTrust under these arrangements on a combined basis have been less than 1% of annual revenues of SunTrust in each of the past three annual periods.  The Board also specifically considered the lease payments under a real estate sublease made by Hibbett Sports, Inc. (“Hibbett”), of which Mr. Johnson serves as a director, to the Company.  Total payments to the Company from Hibbett under the lease have been less than 1% of annual revenues of the Company in each of the past three annual periods.  Based on this review, the Board concluded that these relationships do not interfere with Mr. Rogers’s, Mr. Johnson’s or Dr. Mason’s independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure.  From 2004 to 2009, the Company had separate individuals serving as Chairman of the Board and as Chief Executive Officer.  During this period, Mr. Clyde Anderson, who served as Chief Executive Officer of the Company from 1992 through 2004, continued in an active leadership role of the Company serving as its Executive Chairman.  Upon the resignation of Sandra B. Cochran as President and Chief Executive Officer of the Company in March 2009, the Board of Directors reappointed Mr. Anderson to the role of Chief Executive Officer, believing that his more than 27 years of service to the Company, vast industry experience and close relationship with the Company’s management team uniquely qualified him for the role.  The Board believes that combining the roles of Chairman and Chief Executive Officer at this time is in the best interests of the Company and will best allow the Company to navigate through the current challenging economic environment, as well as future challenges of the Company’s business.

Although the Board of Directors has not designated a lead independent director, the independent directors of the Company meet in executive session at least twice during each fiscal year, and a chairman of those executive sessions is elected by the independent directors at each of those executive sessions.  In addition, the Chairman of the Audit Committee serves as the director to whom correspondence may be directed on behalf of the Board as described in “Communications with Directors” on page 17.

Board’s Role in Risk Oversight.  The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  The Board regularly reviews information regarding the Company’s enterprise risk assessment through reports from the Audit Committee.  The Internal Audit Department of the Company works with the Management Executive Committee to perform an overall enterprise risk assessment on an annual basis, and provides its enterprise risk assessment report to the Audit Committee.  The enterprise risk assessment is used by the Audit Committee and the Internal Audit Department to develop audit plans on an annual basis to safeguard against identified risks.  The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements.  The Audit Committee also specifically oversees and manages financial risks (including risks required to be monitored under the Sarbanes-Oxley Act).  The Nominating and Corporate Governance Committee oversees and manages risks associated with the independence of the Board of Directors and potential conflicts of interest for directors and employees.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Committees of the Board of Directors. The Audit Committee consists of Messrs. Albert C. Johnson, Chairman of the Committee, J. Barry Mason and William H. Rogers, Jr.  The responsibilities of the Audit Committee include, in addition to such other duties as the Board may specify, appointing the Company’s independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, reviewing and approving related party activity, reviewing the Company's financial policies and internal control procedures and reviewing and approving the performance of all non-audit services by the Company's auditors. The Audit Committee held six meetings in fiscal 2010.

The Board of Directors has determined that all of the members of the Audit Committee are independent directors, as defined by the Company’s Audit Committee Charter, NASDAQ’s listing standards and the Securities and Exchange Commission’s rules.  The Audit Committee acts under a written charter first adopted in 1992 and last reviewed and approved on August 20, 2009. The Audit Committee Charter is also available free of charge on the Company's website at www.booksamillioninc.com. The Board of Directors has determined that Mr. Albert C. Johnson is qualified as an audit committee financial expert under Securities and Exchange Commission rules.  Mr. Johnson's business experience and description of positions are summarized in the section "Nominees for Election - Term Expiring 2011" on page 4 of this Proxy Statement.

The Compensation Committee consists of Messrs. William H. Rogers, Jr., Chairman of the Committee, J. Barry Mason and Ronald G. Bruno. The responsibilities of the Compensation Committee include, in addition to such other duties as the Board may specify, establishing salaries, bonuses and other compensation for the Company's executive officers and administering the Employee Stock Purchase Plan, the 2005 Incentive Award Plan, the Executive Deferred Compensation Plan and the Director's Deferred Compensation Plan. The Compensation Committee held three meetings in fiscal 2010.  The Board of Directors has determined that the members of the Compensation Committee are independent directors, as defined by NASDAQ listing standards.  The Compensation Committee acts under a written charter adopted in 2007 and last reviewed and approved on August 20, 2009. The Compensation Committee charter is available free of charge on the Company's website at www.booksamillioninc.com.

The Nominating and Corporate Governance Committee consists of Messrs. Ronald G. Bruno, Chairman of the Committee, J. Barry Mason and William H. Rogers, Jr. The responsibilities of the Nominating and Corporate Governance Committee include, in addition to such other duties as the Board may specify, developing and reviewing background information for candidates for the Board of Directors, and making recommendations to the Board regarding such candidates. The Nominating and Corporate Governance Committee also has the responsibility to review the corporate governance of the Company and recommend changes to the Board, and to review and evaluate the performance of each director on the Company’s Board of Directors. The Nominating and Corporate Governance Committee held three meetings in fiscal 2010.

The Board of Directors has determined that the members of the Nominating and Corporate Governance Committee are independent directors, as defined by the Nominating and Corporate Governance Committee Charter and the NASDAQ listing standards. The Nominating and Corporate Governance Committee acts under a written charter first adopted in 2004 and last reviewed and approved on August 20, 2009. The Nominating and Corporate Governance Committee charter is available free of charge on the Company's website at www.booksamillioninc.com.

Identifying and Evaluating Nominees for Directors. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year.

The Board of Directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills.  When searching for new candidates, the Nominating and Corporate Governance Committee (the “Nominating Committee”) considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap.  The Board also believes that all directors must possess a considerable amount of business management and educational experience.  The Nominating Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates.  The Nominating Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills.  The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that the Board members represent diverse viewpoints.  In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards.  With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.  Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the individual biographies of each director under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS” beginning on page 3.

Director Nominees Proposed by Stockholders. The Nominating and Corporate Governance Committee will consider suggestions from stockholders for nominees for election as directors. The by-laws of the Company provide that any stockholder entitled to vote on the election of directors at a meeting called for such purpose may nominate persons for election to the Board by following the procedures set forth in the section of the by-laws titled "Notice of Stockholder Nominees." Stockholders who wish to submit a proposed nominee to the Nominating and Corporate Governance Committee should send written notice to Mr. Ronald G. Bruno, Nominating and Corporate Governance Committee Chairman, Books-A-Million, Inc., 402 Industrial Lane, Birmingham, Alabama 35211.

Such notice should set forth all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person's written consent to being named in the Proxy Statement as a nominee and to serve as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the proposed nomination is being made, and the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner. The Nominating and Corporate Governance Committee will consider nominees suggested by stockholders on the same terms as nominees provided by search firms or other parties. The Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and believes that nominees for election to the Board must possess certain minimum qualifications and attributes. The nominee: 1) must exhibit strong personal integrity, character and ethics, and a commitment to ethical business and accounting practices, 2) must not be involved in on-going litigation with the Company or be employed by an entity which is engaged in such litigation, and 3) must not be the subject of any on-going criminal investigations, including investigations for fraud or financial misconduct.

Communication with Directors. Individuals may communicate with the Board by submitting the communication to the Company's executive offices at 402 Industrial Lane, Birmingham, Alabama 35211. The communication should be directed to: Internal Auditor. The Company's Internal Auditor reports directly to the Audit Committee of the Board of Directors, and will immediately communicate the information to the Chairman of the Audit Committee and the Audit Committee and / or all members of the Board.

Code of Business Conduct and Ethics.  The Company has adopted a Code of Business Conduct and Ethics for all directors, officers (including the Company's principal executive officer, principal financial officer and controller) and employees. The Company's Code of Business Conduct and Ethics is available free of charge on the Company's website at www.booksamillioninc.com. The Company intends to make available on the Company’s website any amendments to or waivers from the Company’s Code of Business Conduct and Ethics within four business days of such amendment or waiver.  Stockholders may also request a free copy of the Code of Business Conduct and Ethics by writing to the attention of Investor Relations at the Company's executive offices at 402 Industrial Lane, Birmingham, Alabama 35211.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee are Messrs. Albert C. Johnson (Chairman), J. Barry Mason and William H. Rogers, Jr. The Board has determined that Mr. Johnson is an audit committee financial expert as defined by the Securities and Exchange Commission.

The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the independent registered public accounting firm serving as auditors of the Company, (iv) the performance of the Company's internal audit function and the independent registered public accounting firm and (v) oversight of the enterprise risk management process.

Management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with U.S. generally accepted auditing standards and internal control over financial reporting and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.  It is not the duty of the Audit Committee to conduct auditing or accounting review procedures.

The Audit Committee held six meetings during fiscal 2010, including regular meetings in conjunction with the close of each fiscal quarter during which the Audit Committee reviewed and discussed the Company's financial statements with management and Grant Thornton LLP, its independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 30, 2010 with the Company's management, and management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Grant Thornton LLP its independence from the Company. It considered the non-audit services provided by Grant Thornton LLP and determined that the services provided are compatible with maintaining Grant Thornton LLP's independence. The Audit Committee approved all services provided by Grant Thornton LLP for the fiscal year ended January 30, 2010. The total fees paid to Grant Thornton LLP for the 2010 fiscal year  is described on page 40 under "Auditor Fees and Services."

Based on the Audit Committee's discussions with management and the independent registered public accounting firm, and the Audit Committee's review of the audited financial statements and the written disclosures and letter from the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2010 for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:

Albert C. Johnson, Chairman
J. Barry Mason
William H. Rogers, Jr.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information concerning the beneficial ownership of Common Stock of the Company of (i) those persons known by management of the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, (ii) the directors of the Company, (iii) the executive officers named in the Summary Compensation Table on page 33 and (iv) all current directors and executive officers as a group.  Such information is provided as of March 26, 2010.  The outstanding Common Stock of the Company on March 26, 2010 was 15,865,567 shares.  According to rules adopted by the SEC, a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within sixty (60) days through the exercise of an option, warrant, right of conversion of a security or otherwise.  Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned.  An asterisk in any of the below columns indicates a number amounting to less than 1% percent of the outstanding Common Stock.  Unless otherwise indicated, the address for the following stockholders is c/o Books-A-Million, Inc., 402 Industrial Lane, Birmingham, Alabama 35211.

REPORTING PERSON	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES	REGISTERED SHARES(1)	PERCENTAGE OF OUTSTANDING SHARES
Dimensional Fund Advisors LP(2)	842,785	5.3%	842,785	5.3%
Anderson BAMM Holdings, LLC(3)......................................	8,287,575(4)	52.2%	1,513,302(5)	9.5%
Charles C. Anderson(6)........................................................................	8,287,575(4)	52.2%	2,164,076(7)	13.6%
Hilda B. Anderson(8)..............................................................................	8,287,575(4)	52.2%	14,111	*
Joel R. Anderson(9)..................................................................................	8,287,575(4)	52.2%	1,614,874(10)	10.2%
Charles C. Anderson, Jr.(11).............................................................	8,287,575(4)	52.2%	273,284	1.7%
Charles C. Anderson, III(12).............................................................	8,287,575(4)	52.2%	23,794	*
Terrence C. Anderson(13)..................................................................	8,287,575(4)	52.2%	377,241(14)	2.4%
Clyde B. Anderson.......................................................	8,287,575(4)	52.2%	1,682,133(15)	10.6%
Harold M. Anderson(16)......................................................................	8,287,575(4)	52.2%	377,197	2.4%
Kayrita M. Anderson(17)....................................................................	8,287,575(4)	52.2%	20,611	*
Hayley Anderson Milam(18)............................................................	8,287,575(4)	52.2%	25,380	*
Ashley Anderson Billingsley(19)(20)........................................	8,287,575(4)	52.2%	84,000	*
The Ashley Anderson Trust(20)(21).........................................	8,287,575(4)	52.2%	84,000	*
Irrevocable Trust of Charles C. Anderson, Jr. FBO Lauren Artis Anderson(22)...............................................................	8,287,575(4)	52.2%	25,380	*
Olivia Barbour Anderson 1995 Trust(23).............................	8,287,575(4)	52.2%	1,200	*
Alexandra Ruth Anderson Irrevocable Trust(24).........................................................................................................	8,287,575(4)	52.2%	1,200	*
First Anderson Grandchildren’s Trust FBO Charles C. Anderson, III(25).......................................................	8,287,575(4)	52.2%	11,224	*
First Anderson Grandchildren’s Trust FBO Hayley E. Anderson(25).................................................................	8,287,575(4)	52.2%	11,224	*
First Anderson Grandchildren’s Trust FBO Lauren A. Anderson(25)................................................................	8,287,575(4)	52.2%	11,224	*
Second Anderson Grandchildren’s Trust FBO Alexandra R. Anderson(25).........................................................	8,287,575(4)	52.2%	11,224	*
Third Anderson Grandchildren’s Trust FBO Taylor C. Anderson(25)..................................................................	8,287,575(4)	52.2%	11,224	*
Fourth Anderson Grandchildren’s Trust FBO Carson C. Anderson(25).................................................................	8,287,575(4)	52.2%	11,224	*
Fifth Anderson Grandchildren’s Trust FBO Harold M. Anderson(25)................................................................	8,287,575(4)	52.2%	11,224	*
Sixth Anderson Grandchildren’s Trust FBO Bentley B. Anderson(25)...............................................................	8,287,575(4)	52.2%	11,224	*
The Charles C. Anderson Family Foundation(26)........................................................................................	8,287,575(4)	52.2%	83,000	*
The Joel R. Anderson Family Foundation(26)................	8,287,575(4)	52.2%	83,000	*
The Clyde B. Anderson Family Foundation(26)........................................................................................	8,287,575(4)	52.2%	46,000	*
Terrance G. Finley........................................................	151,555(27)	*	151,555(27)	*
Ronald G. Bruno...........................................................	83,000(28)	*	83,000(28)	*
Douglas G. Markham...................................................	172,021(29)	1.1%	172,021(29)	1.1%
William H. Rogers, Jr....................................................	41,590(30)	*	41,590(30)	*
J. Barry Mason..............................................................	30,000(31)	*	30,000(31)	*

REPORTING PERSON	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES	REGISTERED SHARES(1)	PERCENTAGE OF OUTSTANDING SHARES
Albert C. Johnson........................................................	18,333(32)	*	18,333(32)	*
Brian W. White.............................................................	42,408(33)	*	42,408(33)	*
Sandra B. Cochran(34)(35)....................................................................	153,608	*	153,608	*
All current directors and executive officers as a group (9 persons)(36)............................................................	8,826,482	55.6%	2,598,281	16.4%

(1)
“Registered Shares” includes only those shares as to which the reporting person claims beneficial ownership, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), notwithstanding the reporting person’s inclusion in the “group” described in footnote (4) below, if applicable.

(2)
The business address of Dimensional Fund Advisors LP (“Dimensional”) is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.  This information is based solely upon our review of a Schedule 13G filed by Dimensional with the Securities and Exchange Commission on February 8, 2010, reporting beneficial ownership as of December 31, 2009.  The Schedule 13G reports that Dimensional, in its role as an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, “Funds”).  The Schedule 13G reports that, in certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds.  The Schedule 13G reports that, in its role as investment adviser, sub-adviser and/or manager, neither Dimensional nor its subsidiaries possess voting and/or investment power over the shares of the Company that are owned by the Funds but may be deemed to be the beneficial owner of the shares of the Company held by the Funds, even though all shares reported in the Schedule 13G are owned by the Funds.  Therefore, the Schedule 13G reports that Dimensional disclaims beneficial ownership of the shares.  Dimensional states that the filing of the Schedule 13G shall not be construed as an admission that it or any of its affiliates is the beneficial owner of any shares covered by the Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.

(3)
Anderson BAMM Holdings, LLC (“ABH”) is an investment company with its business address at 201 South Court Street, Suite 610, Florence, Alabama 35630.  ABH, a limited liability company organized under the laws of the State of Delaware, is managed by a Board of Directors, which Board is given full and complete authority, power and discretion to manage and control the business, affairs and properties of ABH and to make all decisions regarding those matters, which gives the Board the ultimate voting and investment control over the shares of the Company’s common stock contributed to ABH by its members.  The current Board of Directors of ABH consists of Charles C. Anderson, Joel R. Anderson, Charles C. Anderson, Jr., Terry C. Anderson and Clyde B. Anderson.  Harold M. Anderson has the right to nominate and elect himself to the Board at any time that he owns a membership interest in ABH.  Otherwise, the directors are elected by the members of ABH at its annual meeting.

(4)
8,287,575 shares may be deemed to be beneficially held as a “group” as such term is defined in Section 13(d)(3) of the Exchange Act.  Each of these persons and entities has filed a joint Schedule 13D with the Securities and Exchange Commission to acknowledge that they collectively may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act (the “13D Group”).  Members of the 13D Group, each of whom or which is designated by this footnote (4), do not have the power to vote or invest or dispose of, or the power to direct the vote or investment or disposition of, any Common Stock of the Company held by any other person or entity outside of the 13D Group, including, without limitation, any other person or entity who or which may be deemed to be a member of the 13D Group, unless otherwise indicated in the footnote description for the 13D Group member.  Accordingly, members of the 13D Group disclaim beneficial ownership of any securities of the Company held by any other person or entity, including, without limitation, any other person or entity who or which may be deemed to be a member of the 13D Group, and this Proxy Statement shall not be deemed an admission that the reporting person is the beneficial owner of such securities, unless otherwise indicated in the footnote description for the 13D Group member.  The 13D Group first filed a Schedule 13D on April 9, 2007, which Schedule 13D was amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5, filed with the Securities and Exchange Commission on April 20, 2007, February 19, 2008, September 5, 2008, March 9, 2009 and March 23, 2010, respectively.

(5)
Anderson BAMM Holdings, LLC issued membership interests to certain of the beneficial owners of the Company’s Common Stock in exchange for shares of Common Stock of the Company held by such persons, as specified in the Limited Liability Company Agreement of Anderson BAMM Holdings, LLC, attached as Exhibit 2 to the Schedule 13D filed by the 13D Group with the Securities and Exchange Commission on April 9, 2007, as amended by the First Amendment to the Limited Liability Company Agreement of Anderson BAMM Holdings, LLC, dated as of March 19, 2010, attached as Exhibit 4 to the Schedule 13D/A (Amendment No. 5) filed by the 13D Group with the Securities and Exchange Commission on March 23, 2010.

(6)	The business address of Mr. Charles C. Anderson is 202 North Court Street, Florence, Alabama 35630. Charles C. Anderson served on the Company’s Board of Directors until June 3, 2004.

(7)
Includes 83,000 shares held by The Charles C. Anderson Family Foundation.  Charles C. Anderson is the Chairman of the Board of Directors of the foundation and has sole voting and dispositive power over these shares.

(8)	The business address of Mrs. Hilda B. Anderson is c/o Abroms & Associates, 201 South Court Street, Suite 610, Florence, Alabama 35630.

(9)	The business address of Mr. Joel R. Anderson is 202 North Court Street, Florence, Alabama 35630.

(10)
Includes 83,000 shares held by The Joel R. Anderson Family Foundation.  Joel R. Anderson is the Chairman of the Board of Directors of the foundation and has sole voting and dispositive power over these shares.

(11)	The business address of Mr. Charles C. Anderson, Jr. is 6016 Brookvale Lane, Suite 151, Knoxville, Tennessee 37919.

(12)	The business address of Mr. Charles C. Anderson, III is 5/F Lippon Leighton Tower, 103-109 Leighton Road, Causeway Bay, Hong Kong.

(13)	The business address of Mr. Terrence C. Anderson is 4511 Helton Drive, Florence, Alabama 35630.

(14)
Includes 5,835 shares of restricted stock, 834 shares of which vest within sixty (60) days of March 26, 2010.  Terrance C. Anderson currently has the power to vote all of the shares of restricted stock.

(15)
Includes 46,000 shares held by The Clyde B. Anderson Family Foundation.  Clyde B. Anderson is the Chairman of the Board of Directors of the foundation and has sole voting and dispositive power over these shares.  Also includes 240,000 shares of restricted stock, none of which vest within sixty (60) days of March 26, 2010.  Clyde B. Anderson currently has the power to vote all of the shares of restricted stock.

(16)	The business address of Mr. Harold M. Anderson is 3101 Clairmont Road, Suite C, Atlanta, Georgia 30329.

(17)	The business address of Mrs. Kayrita M. Anderson is 3101 Clairmont Road, Suite C, Atlanta, Georgia 30329.

(18)	The business address of Ms. Hayley Anderson Milam is 202 North Court Street, Florence, Alabama 35630.

(19)	The business address of Ms. Ashley Anderson Billingsley is 202 North Court Street, Florence, Alabama 35630.

(20)	The shares over which Ashley Anderson Billingsley has shared voting power and shared dispositive power are held of record by The Ashley Anderson Trust.

(21)
The trustee of The Ashley Anderson Trust is CitiCorp Trust South Dakota, and the co-trustee of such Trust Reporting Person is Ashley Anderson Billingsley. The business address of The Ashley Anderson Trust, and of Ashley Anderson Billingsley as co-trustee, is c/o Abroms & Associates, 201 South Court Street, Suite 610, Florence, Alabama 35630.  The business address of CitiCorp Trust South Dakota is 1300 West 57th Street, Suite G100, Sioux Falls, South Dakota 57108.

(22)
The trustee of the Irrevocable Trust of Charles C. Anderson, Jr. FBO Lauren Artis Anderson is Carl M. Boley.  The business address of the Irrevocable Trust of Charles C. Anderson, Jr. FBO Lauren Artis Anderson is c/o Abroms & Associates, 201 South Court Street, Suite 610, Florence, Alabama 35630.  The residence address of Carl M. Boley is 1204 Park Glen Road, Knoxville, Tennessee 37919.

(23)
The business address of the Olivia Barbour Anderson 1995 Trust, and for Lisa S. Anderson as trustee of such trust, is c/o Abroms & Associates, 201 South Court Street, Suite 610, Florence, Alabama 35630.

(24)
The business address of the Alexandra Ruth Anderson Irrevocable Trust, and for Lisa S. Anderson as trustee of such trust, is c/o Abroms & Associates, 201 South Court Street, Suite 610, Florence, Alabama 35630.

(25)
The trustee for the (i) First Anderson Grandchildren’s Trust FBO Charles C. Anderson III, (ii) First Anderson Grandchildren’s Trust FBO Hayley E. Anderson, (iii) First Anderson Grandchildren’s Trust FBO Lauren A. Anderson, (iv) Second Anderson Grandchildren’s Trust FBO Alexandra R. Anderson, (v) Third Anderson Grandchildren’s Trust FBO Taylor C. Anderson, (vi) Fourth Anderson Grandchildren’s Trust FBO Carson C. Anderson, (vii) Fifth Anderson Grandchildren’s Trust FBO Harold M. Anderson and (viii) Sixth Anderson Grandchildren’s Trust FBO Bentley B. Anderson, in each case, is SunTrust Bank Alabama.  The business address of each trust is c/o Abroms & Associates, 201 South Court Street, Suite 610, Florence, Alabama 35630.  The business address of SunTrust Bank Alabama is 201 South Court Street, Florence, Alabama 35630.

(26)
The business address of (i) The Charles C. Anderson Family Foundation, (ii) The Joel R. Anderson Family Foundation and (iii) The Clyde B. Anderson Family Foundation is, in each case, c/o Abroms & Associates, 201 South Court Street, Suite 610, Florence, Alabama 35630.  All three foundations are charitable foundations formed under the laws of the State of Alabama.  Charles C. Anderson is the Chairman of The Charles C. Anderson Family Foundation’s Board of Directors and has the ultimate voting and investment control of the shares of the Company’s common stock held by the foundation.  Joel R. Anderson is the Chairman of The Joel R. Anderson Family Foundation’s Board of Directors and has the ultimate voting and investment control of the shares of the Company’s common stock held by the foundation. Clyde B. Anderson is the Chairman of The Clyde B. Anderson Family Foundation’s Board of Directors and has the ultimate voting and investment control of the shares of the Company’s common stock held by the foundation.

(27)	Includes 113,500 shares of restricted stock, none of which vest within sixty (60) days of March 26, 2010. Mr. Finley currently has the power to vote all of the shares of restricted stock.

(28)	Includes 5,835 shares of restricted stock, 834 shares of which vest within sixty (60) days of March 26, 2010. Mr. Bruno currently has the power to vote all of the shares of restricted stock.

(29)
Includes 111,000 shares of restricted stock, none of which vest within sixty (60) days of March 26, 2010.  Mr. Markham currently has the power to vote all of the shares of restricted stock.  Also includes 10,000 shares held in an IRA account of Mr. Markham’s spouse.

(30)
Includes 12,000 shares subject to options that are currently exercisable.  Also includes 5,835 shares of restricted stock, 834 shares of which vest within sixty (60) days of March 26, 2010.  Mr. Rogers currently has the power to vote all of the shares of restricted stock.

(31)	Includes 5,835 shares of restricted stock, 834 shares of which vest within sixty (60) days of March 26, 2010. Dr. Mason currently has the power to vote all of the shares of restricted stock.

(32)	Includes 5,835 shares of restricted stock, 834 shares of which vest within sixty (60) days of March 26, 2010. Mr. Johnson currently has the power to vote all of the shares of restricted stock.

(33)	Includes 41,750 shares of restricted stock, none of which vest within sixty (60) days of March 26, 2010. Mr. White currently has the power to vote all of the shares of restricted stock.

(34)	The business address of Ms. Sandra B. Cochran is 307 Hartmann Drive, Lebanon, Tennessee 37087.

(35)
Ms. Cochran resigned from her positions as President and Chief Executive Officer and as a director of the Company on March 11, 2009.  Because Ms. Cochran is not currently a director or an executive officer of the Company, her shares are not included in the calculation of the ownership of “All current directors and executive officers as a group.”

(36)	Includes 12,000 shares subject to options that are currently exercisable. Also includes 535,425 shares of restricted stock, which the individuals included currently have the power to vote.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission (the "SEC") and NASDAQ. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied during fiscal 2010 with all applicable Section 16(a) filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to Securities and Exchange Commission rules for proxy statement disclosure of executive compensation, the Company has prepared the following Compensation Discussion and Analysis (“CD&A”). The CD&A addresses the objectives and implementation of the Company’s executive compensation programs and focuses on the policies and decisions behind the programs.  In addition, the Company intends that the CD&A clearly describe the current executive compensation program of the Company, including the underlying philosophy of the program and the specific performance criteria on which executive compensation is based.

Compensation Program Objectives

The Company's executive compensation policy is designed to provide levels of compensation that integrate compensation with the Company's annual and long-term performance goals and reward above-average corporate performance, thereby allowing the Company to attract and retain qualified executives.  Specifically, the Company's executive compensation policy is intended to:

•	Provide compensation levels that reflect the competitive marketplace so that the Company can attract, retain and motivate the most talented executives;

•	Provide compensation levels that are consistent with the Company's business plan, financial objectives and operating performance;

•	Reward performance that facilitates the achievement of specific results and goals in furtherance of the Company's business plan;

•	Motivate executives to make greater personal contributions to the performance of the Company helping it to achieve its strategic operating objectives; and

•
Provide proper motivation for enhancing stockholder value by providing long-term incentive compensation, in the form of shares of restricted stock, in order to align the interests of executives with those of stockholders and the long-term interest of the Company.

The compensation program is designed to reward officers for above average year-over-year Company and personal performance, the development of long term growth strategies, as well as longevity with the Company.

In light of the Company's compensation policy, the components of its executive compensation program for fiscal 2010 were base salaries, cash bonuses and restricted stock awards.

The Company believes that each of the elements of compensation are competitive and consistent with current market expectations for leaders with an organization of our size and in our industry.

No Employment and Severance Agreements

Our named executive officers do not have employment, severance or change-in-control agreements.  Our named executive officers serve at the will of the Board, which enables the Company to terminate their employment with discretion as to the terms of any severance agreement.  This is consistent with the Company’s employment and compensation philosophy.

Use of Compensation Consultant

The Compensation Committee has retained and consulted with Mercer (US), Inc. (“Mercer”) of Atlanta, Georgia in order to assist the Committee in setting compensation for the executive officers and certain other officers of the Company, including compensation for fiscal 2010 and fiscal 2011.  Mercer had been engaged by the Committee for several years prior to fiscal 2010 and had assisted the Compensation Committee in structuring the Company’s overall executive compensation program.  Mercer advised the Committee regarding “best practices” in executive compensation and analyzed the Company’s competitive position and the levels of compensation for the three components of the Company’s executive compensation program, including base salaries, bonuses and long-term incentives, such as restricted stock awards.  Mercer also advised the Committee with respect to specific executive compensation decisions.

Mercer provided a report to the Compensation Committee in March 2008 that compared the compensation of the named executive officers with the compensation of executive officers of comparable responsibility levels at comparably sized retailers.  The Compensation Committee used the data compiled by Mercer in evaluating the competitiveness of the fiscal 2008 compensation packages set for the Company’s executive officers and in establishing their fiscal 2009 compensation packages.  The comparable companies reviewed by Mercer and included in this report were as follows:

Tween Brands, Inc.                                                       Big 5 Sporting Good Corporation                                                               Gymboree Corporation
Conn’s Inc.                                                                             Hot Topic, Inc.                                                                                              Charlotte Russe Holding, Inc.
Restoration Hardware, Inc.                                                                      Shoe Carnival, Inc.                                                                                        Christopher & Banks Corporation
A. C. Moore Arts & Crafts, Inc.                                                              Rex Stores Corporation                                                                                Casual Male Retail Group, Inc
Hibbett Sports, Inc.                                                                                   Lumber Liquidators, Inc.                                                                              Cache, Inc.
Build-A-Bear Workshop, Inc.

Mercer provided an update of its March 2008 report to the Compensation Committee prior to the Committee’s March 2009 meeting.  The Compensation Committee used the data compiled by Mercer to assist it in establishing the fiscal 2010 compensation packages for the Company’s executive officers.

Mercer also provided a report to the Compensation Committee in March 2010 that compared the compensation of the named executive officers of the Company with the compensation of executive officers of comparable responsibility levels at comparably sized retailers.  The peer group in 2010 used by Mercer had been revised slightly from the prior peer group due to the merger or sale of three of the companies used in the 2008/2009 peer group and the addition of four new comparably sized retailers for the 2010 peer group.  The comparable companies reviewed by Mercer and included in the 2010 report were as follows:

Gymboree Corporation	Hot Topic Inc.	Build-A-Bear Workshop Inc.
Conn’s Inc.	Shoe Carnival Inc.	Casual Male Retail Group Inc.
Big 5 Sporting Goods Corporation	Hibbett Sports Inc.	Einstein Noah Restaurant Group
Cato Corporation	A.C. Moore Arts & Crafts Inc.	Cache Inc.
Tuesday Morning Corporation	Christopher & Banks Corporation	Rex Stores Corporation
Buckle Inc.	Lumber Liquidators Inc.

Elements of Compensation

Base Salary. Each executive officer's base salary is based upon a number of factors, including the responsibilities borne by the executive officer, his or her performance and his or her length of service to the Company. Each executive officer's base salary is reviewed annually and generally adjusted to account for inflation, the Company's financial performance, any change in the executive officer's responsibilities and the executive officer's overall performance. Factors considered in evaluating performance include financial results such as increases in sales, net income before taxes and earnings per share, as well as non-financial measures such as improvements in service and relationships with customers, suppliers and employees, employee safety and leadership and management development. These non-financial measures are subjective in nature. No particular weight is given by the Compensation Committee to any particular factor.  Based on these considerations, the Compensation Committee established the fiscal 2010 base salaries for each of the named executive officers at its March 19, 2009 meeting.  The base salaries of the named executive officers for the 2010 fiscal year are set forth in the Summary Compensation Table on page 33.  Also based on these considerations and input from Mercer and its report on peer company compensation, the Compensation Committee, at its March 11, 2010 meeting, concluded that for fiscal year 2011, a base salary of $440,000 was appropriate for Mr. Anderson, a base salary of $335,000 was appropriate for Mr. Finley, a base salary of $315,000 was appropriate for Mr. Markham, and a base salary of $210,000 was appropriate for Mr. White.

Cash Bonuses.  Generally, the Company establishes a cash bonus program at the beginning of each fiscal year in connection with the preparation of the Company's annual operating budget for such year.  A significant portion of the bonus program is structured pursuant to the terms of the Company’s 2005 Incentive Award Plan, while the Compensation Committee is given the discretion to award up to 5% of an executive’s maximum bonus due to subjective factors. Under the bonus program established for fiscal year 2010, an executive officer was eligible to receive up to 100% of his maximum bonus based upon the Company achieving certain pre-tax income goals established by the Compensation Committee of the Board of Directors.  If only 80% of an executive officer’s bonus is achieved based on meeting the pre-tax income goals, then up to 20% of the executive officer’s bonus could be earned based on other factors.  The other 20% portion of bonus could be earned by the executive officer accomplishing certain individual performance goals (up to 15% of such executive’s maximum bonus) related to his or her job functions, and up to 5% of the maximum bonus could be earned based on subjective factors, determined by the Compensation Committee, with input from the Chief Executive Officer (other than with respect to the bonus of the Chief Executive Officer).  For fiscal 2010, the Compensation Committee established a target bonus amount, expressed as a percentage of each executive officer’s base salary.  For fiscal 2010, the maximum bonus percentages (as a percentage of base salary) were established as follows:  Mr. Anderson – 100%, Mr. Finley – 85%, Mr. Markham – 75% and Mr. White – 75%.

The actual bonus that may be earned varies based on a comparison of actual performance against the pre-established performance criteria, plus the 5% discretionary bonus portion, and is limited to the pre-established maximum bonus amount for each executive.  For fiscal 2010, the portion of bonus attributable to pre-tax income that could be earned was based on a sliding scale ranging from 80% to 140% of the targeted pre-tax income goal of the Company, which was $16,273,000 for fiscal 2010.  For example, an executive officer would have earned 60% of his or her bonus potential attributable to pre-tax income if the Company achieved 100% of its pre-tax income goal.  No bonuses would have been earned if less than 80% of the pre-tax income goal was achieved, and up to 100% of the target bonus would have been earned if 140% or greater of the pre-tax income goal was achieved.  During fiscal 2010, the Company achieved 129% of the pre-tax income goal, resulting in the bonuses attributable to the pre-tax income goals described  in the table below.   Detail of the bonuses attributable to the personal goals for the executives are described in the table and footnotes below.  Discretionary bonuses awarded to the executives were awarded by the Compensation Committee at a level equal to 4.5% of each executive’s maximum bonus based on the Company’s achieving and/or outpacing a number of its fiscal 2010 goals.

The following table provides the computation of the cash bonus amounts paid to the named executive officers relating to fiscal year 2010 based on the results of the pre-tax income of the Company, personal goal achievements, and discretionary bonuses:

Name	Bonus Attributable to Pre-Tax Income	Bonus Attributable to Personal Goals1	Discretionary Bonus	Total Cash Bonus
Clyde B. Anderson	$323,175	$63,7502	$19,125	$406,050
Terrance G. Finley	$206,145	39,9723	12,623	258,740
Douglas G. Markham	$155,670	33,7504	10,125	199,545
Brian W. White	$ 95,835	22,5005	6,750	125,085
_________________________

1
The goals established by the Compensation Committee for fiscal 2010 included: (a) achieve shareholder return with an end-of-year share price of $5.00 to $7.00 – goal was achieved, (b) achieve operating expense goal of $115.4 million – goal was achieved, (c) manage inventory level – goal of $203.5 million achieved, (d) achieve  comparable store sales of 2% better then the average of the Company’s two main competitors – goal was achieved, (e) achieve operating cost improvement from 23.2% to 23.0% – goal was achieved, (f) achieve retail inventory shrinkage level of between 1.7% and 1.9% – goal was not achieved, (g) successful year-end financial closing and audit with no significant deficiencies or material weaknesses – goal was achieved, (h) improve accounts payable leveraging – goal was achieved, (i) reduce accounts receivable balance over 90 days and required bad debt reserve by 25% – goal was achieved, (j) open four new stores and achieve budgeted run rate-goal was not achieved, and (k) plan and execute new lines of business with $3.0 million in annualized sales – goal was not achieved.

2
Mr. Anderson’s personal goal categories consisted of:  comparative sales relative to competitors of the Company, opening new lines of business, shareholder return, new store openings and operating expense goals ($63,750 bonus level achieved).

3
Mr. Finley’s personal goal categories consisted of: comparative sales relative to competitors of the Company, opening new lines of business, operating expense goals, new store openings and manage inventory levels ($39,972 bonus level achieved).

4
Mr. Markham’s personal goal categories consisted of: reduction of retail inventory shrinkage, shareholder return, successful year-end financial closing and audit and operating expense goals ($33,750 bonus level achieved).

5
Mr. White’s personal goal categories consisted of: reduction of retail inventory shrinkage, improve accounts payable leveraging, reduce accounts receivable balance and required bad debt reserve, and successful year-end financial closing and audit ($22,500 bonus level achieved).

At its March 11, 2010 meeting, the Compensation Committee established the cash bonus program for fiscal year 2011.  The fiscal 2011 bonus program is substantially consistent with the criteria and targets used for the cash bonus program used in 2010, except that the personal goals and personal goal targets were also adjusted to reflect the goals of the Company for fiscal year 2011.  In addition, the total bonus potential percentages were raised for fiscal year 2011 for Mr. Anderson (to 150% of base salary) and Mr. Markham (to 85% of base salary).  Based on the Compensation Committee’s review of the peer group compensation information provided by Mercer, the bonus percentages for these two executives were increased to provide for higher short-term bonus potential, which was more in line with the mix of peer group compensation for comparable officer positions.

Restricted Stock.  Currently the Company only authorizes restricted stock awards from the 2005 Incentive Award Plan.  During fiscal year 2010, the Company awarded both “Performance Based Shares” of restricted stock and “Career Based Shares” of restricted stock to the named executive officers.  The Performance Based Shares are tied to the achievement of the pre-tax earnings performance based objectives used for the cash bonus program that were established for the fiscal year in which the award is made. After the end of the one-year performance period, the Compensation Committee determines the extent to which the preset goals were achieved and approves the issuance of the Performance Based Shares that are earned.  The earned Performance Based Shares are restricted and vest over a two-year period following the fiscal year in which they were earned.  During the period of restriction, the named executives have full voting and dividend rights with respect to the shares.  The performance measures used for the Performance Based Shares are the same as the Company pre-tax earnings performance measurements maintained in connection with the cash bonus program, although the maximum amount of the Performance Based Shares that can be earned is 100% of the authorized number of shares originally awarded.  The Career Based Shares are not tied to the achievement of performance objectives, but serve as a retention incentive because they have a multi-year cliff vesting period and therefore require longevity with the Company in order to earn these shares.  Career Based Shares granted in fiscal 2010 are completely unvested until the last day of the third fiscal year after the date of grant.  In March 2008 the vesting period for Career Based Shares was shortened from five years to three years based on advice from Mercer after comparing the Company’s restricted stock program to the programs of the peer group of companies analyzed by Mercer.

During fiscal 2010, awards of Performance Based Shares and Career-Based Shares were made under the 2005 Incentive Award Plan to our named executive officers according to the provisions of the plan.  In evaluating the proper annual award of restricted stock, the Committee has historically been advised by an independent compensation consultant that makes recommendations on share award levels based on market data, taking into consideration such things as prior awards, the current market price of the Company’s Common Stock and number of outstanding unvested shares.  Based on the recommendations of Mercer and target levels of long-term compensation for each of the named executive officers, the Compensation Committee established the terms of the fiscal 2010 awards of restricted stock – both Performance Based Shares and Career Based Shares – that were made on March 19, 2009.  Since the Company achieved 129% of its pre-tax earnings goal of $16,273,000 during fiscal 2010, the executive officers received, in March 2010, a pay-out of 100% of the Performance Based Shares of restricted stock that had been awarded to executive officers in March 2009.  The number of Performance Based Shares, tied to fiscal 2010 performance, that were granted to each of the named executive officers in March 2010 were as follows: Mr. Anderson (50,000 shares), Mr. Finley (20,000 shares), Mr. Markham (20,000 shares), and Mr. White (12,500 shares).

In addition, on March 11, 2010, the Compensation Committee authorized the following shares of restricted stock to the named executive officers for fiscal 2011.

Name	Career Based Shares	Performance Based Shares(1)
Clyde B. Anderson	40,000	40,000
Terrance G. Finley	15,000	15,000
Douglas G. Markham	15,000	15,000
Brian W. White	10,000	10,000
__________________________________

(1)
The actual number of Performance Based Shares to be granted at the end of the fiscal 2011 performance period is on a sliding scale based on the Company’s pre-tax earnings in fiscal 2011.  The Company must attain pre-tax earnings of at least $21.0 million in fiscal 2011 for the executive officers to earn the maximum amount of Performance Based Shares reflected in this column.

The awards of restricted stock were made on March 11, 2010, which, consistent with past practice, was the date of a regularly scheduled meeting of the Board of Directors of the Company, and the date of the fourth quarter earnings release of the Company.

Executives’ Deferred Compensation Plan. During fiscal 2006, the Board adopted the Books-A-Million, Inc. Executives' Deferred Compensation Plan (the "Executives' Deferred Compensation Plan"). The Executives' Deferred Compensation Plan provides a select group of management or highly compensated employees of the Company and certain of its subsidiaries with the opportunity to defer the receipt of certain cash compensation. Under the Executives' Deferred Compensation Plan, each participant may elect to defer a portion of his or her cash compensation that may otherwise be payable in a calendar year. A participant's compensation deferrals are credited to the participant's bookkeeping account (the "Account") maintained under the Executives' Deferred Compensation Plan. Each participant's account is credited with a deemed rate of interest and/or earnings or losses depending upon the investment performance of the deemed investment option selected by the participant.  With certain exceptions, a participant's account will be paid after the earlier of: (1) a fixed payment date, as elected by the participant (if any); or (2) the participant's separation from service with Company or its subsidiaries. Participants may generally elect that payments be made either in a single sum or in installments in the year specified by the participant or upon their separation from service with the Company. Additionally, a participant may elect to receive payment upon a Change of Control, as defined in, and to the extent permitted by, Section 409A of the Internal Revenue Code of 1986, as amended.  None of the executive officers had deferred any compensation under this plan as of the date of this Proxy Statement.

Stock Options. In September 1992, the Company adopted a Stock Option Plan, which was amended and restated in March 1998, under which executive officers were eligible to receive stock options. Under the Stock Option Plan, all stock options were awarded at prices no less than the fair market value (the closing sale price of a share) of the Company's Common Stock on the date of grant. In fiscal 2006, the Company discontinued the issuance of any additional options under this plan. No options were granted to any officer during fiscal 2008, 2009 or 2010.

Executive Incentive Plan. During fiscal 1995, the Company adopted the Books-A-Million, Inc. Executive Incentive Plan. The Executive Incentive Plan provides for awards to certain executive officers of cash, shares of restricted stock or both, based on the achievement of specific pre-established performance goals during a three consecutive fiscal year performance period.  No awards have been made under the Executive Incentive Plan since fiscal 2006.

Compensation Policies

Elements of Compensation. During fiscal 2010, the Company's executive officers earned compensation comprised of base salary, cash bonus and restricted stock, each as described above.

Mix of Compensation. The Company believes that maintaining a sound leadership team is fundamental to the Company’s success, and having the correct mix of compensation elements furthers this important objective.  A combination of base salary plus performance based bonuses allows for stability and growth both personally and professionally and provides motivation and incentive during the near term.  Restricted stock further encourages actual ownership of part of the Company and is a powerful motivating tool in aligning employees’ objectives with the Company's objectives.  Equity ownership in general, and restricted stock in particular, also makes employees more focused on meeting long term goals and increasing overall stockholder value, as well as encouraging highly valued employees to remain with the Company.

Distribution between long term and currently paid out compensation. Having a balance between short and long term compensation is a fundamental part of the Company’s compensation package.  Base salaries and cash bonuses provide for the immediate necessity of attracting and retaining a well qualified staff, with the bonus component rewarding high levels of performance by both the Company and the individual.

The restricted stock program addresses both short and long term objectives of the Company with the intention to reward individuals who are committed to the continued success of the Company.  Although restricted stock awards are generally made on the basis of current year Company performance and current employment, the restricted stock vests over time such that only those holders who maintain employment with the Company for a period of two to three years recognize a benefit from the grants.  Thus, the restricted stock grants are intended in part to provide longer term compensation opportunities that complement other compensation paid in the short term.

Restricted stock encourages our employees to behave like owners and provides a clear link between the interests of the stockholder and the interests of the recipient. As employees have more impact on corporate performance, their main incentive should be profitably growing the Company, which aligns their interest with that of our stockholders.  Accordingly, as the executives’ levels of responsibility increase, more of their compensation is provided in the form of restricted stock. This approach ties the executive’s level of responsibility for the Company’s performance to the amount of risk to such executive’s total pay.

Allocating between cash and non-cash compensation, and among different forms of non-cash compensation.  The Company believes that a fair balance between cash and non-cash compensation has been established.  The Committee continues to monitor the compensation programs with the assistance of input from outside advisors in order to ensure alignment with the changing landscape of executive pay.  Generally, as an executive’s level of responsibilities increases a greater percentage of his or her compensation is tied to Company performance and a greater percentage is therefore subject to the risk tied to the return to the Company’s stockholders.

Award Determination.  Base salary, cash bonuses and restricted stock awards are determined once per year, typically in March.  Once the Company’s financial statements have been audited by an independent audit firm, the Compensation Committee will determine base salaries, bonuses and awards of restricted stock, as well as the measurement goals for achieving the various awards.  The Committee will also determine what portion of the performance-based restricted stock awards which were authorized the previous year have been earned and approve the issuance of those shares of restricted stock as they have been earned.

Compensation Policies and Corporate Performance.  Compensation policies are primarily driven by the desire and intent to link the fundamental characteristics of the retail sector to various objectives related to making the Company successful.  By taking specific positive traits of successful retail companies into account when reviewing compensation, the Compensation Committee keeps the Company continuously striving for continued success.  These goals might include achieving certain earnings per share increases, new store growth, return on assets, return on equity and Sarbanes-Oxley compliance.

The Company maintains a policy seeking reimbursement from the officers and other key management positions of certain bonuses and other incentive-based or equity-based compensation to the extent deemed appropriate by the Compensation Committee and the Board of Directors.  In particular, the Company is required by Securities and Exchange Commission rules to seek reimbursement of such compensation for the relevant period if the Company's financial results are required to be restated due to material noncompliance of the Company as a result of misconduct.

Company’s Performance and the Executive’s Individual Performance. Base salary is paid regardless of the individual’s or Company’s performance.  However, for employment to be maintained, the executive is expected to maintain certain levels of responsibility, time commitments and performance levels.  In addition, executives are unlikely to receive an increase in base salary if they have not demonstrated a commitment to individual and Company performance.  Cash bonuses reward individual and Company performance.  However, if the Company does not achieve certain minimum performance levels, no performance based bonus will be awarded.  For fiscal 2010, each executive officer was eligible to receive an annual cash bonus of between 75% and 100% of his or her base salary at the time of the award.  Restricted stock to some extent emulates the spirit of the cash bonus program.  The “Performance Based Shares” measurements are the same as the Company performance measurements maintained in connection with the cash bonus program. These shares have a two-year vesting period once the shares are earned and issued.  The “Career Based Shares” have a three-year cliff vest, and therefore require that the grantee remain an employee with the Company for a set period of time before they are earned.  The goals under the performance based bonus plan and performance based restricted stock awards (each established under the 2005 Incentive Award Plan) must be met before the awards are paid or granted.  The Compensation Committee does have authority, however, to make non-performance based grants in its discretion.  The Compensation Committee has selected pre-tax income as the performance criteria for the performance – based portion of bonuses and performance-based restricted stock awards because the criteria tracks the performance of the Company on an annual basis.

Material Changes to Compensation. Material changes in compensation are based on performance (both personal and Company performance), responsibility and time commitment.

Stock Ownership Requirements.  Executive officers are required to maintain a certain level of ownership of Company stock as determined by the Compensation Committee.

The Role of Executive Officers in the Compensation Process.  Executive officers participate in the compensation process to the extent of developing and presenting ideas and concepts to the Committee, with the assistance of the independent compensation consultant.  The independent compensation consultant prepared a report for the Compensation Committee with input from the executive officers.  The Compensation Committee has the final authority to determine all components of compensation structure.  The Chief Executive Officer does not have any role in determining his own compensation. Clyde B. Anderson, in his position as Chairman of the Board, President and Chief Executive Officer, provided input to the Compensation Committee as to the fiscal 2010 compensation for the Company's other officers.  During fiscal 2010, Mr. Anderson provided the Compensation Committee with verbal personal performance evaluations of the other executive officers of the Company and proposed compensation adjustments, including salary increases and incentive compensation opportunities, for such officers to the Compensation Committee for its consideration.  Mr. Anderson provided the Compensation Committee with such verbal personal performance evaluations and compensation proposals at the March 2010 meeting of the Compensation Committee.  The Compensation Committee is ultimately responsible, however, for determining the compensation of these other executive officers.

Deductibility of Executive Compensation.  Section 162(m) of the Internal Revenue Code provides that a company may not deduct compensation of more than $1,000,000 that is paid to certain executives in a given year, unless certain performance-based conditions are met.  The Company believes that compensation paid under its compensation plans should be fully deductible for federal income tax purposes. However, as part of its role, the Compensation Committee continues to review and consider the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code.

Accounting for Stock-Based Compensation.  The Company  accounts for stock-based compensation, including stock options and restricted stock, in accordance with the requirements of FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, which consists of Messrs. William H. Rogers, Jr. (who served as Chairman throughout fiscal 2010), J. Barry Mason and Ronald G. Bruno, was responsible for establishing salaries, bonuses and other compensation for the Company's executive officers for fiscal 2010, as well as for administering the Company's 2005 Incentive Award Plan and Employee Stock Purchase Plan. Each member of the Compensation Committee is a non-employee director and is independent under NASDAQ listing standards.

The Committee continues to monitor the compensation programs with periodic assistance of input from outside advisors in order to ensure compliance with the changing landscape of executive pay.  The Compensation Committee held three meetings during fiscal 2010.  The Compensation Committee has reviewed and discussed the Company's CD&A with management; and based upon this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors:

Mr. William H. Rogers, Jr. (Chairman)
Dr. J. Barry Mason
Mr. Ronald G. Bruno

RELATIONSHIP OF COMPENSATION POLICIES TO RISK MANAGEMENT

The Compensation Committee, with the assistance of its independent compensation consultant and management, has reviewed the Company's compensation programs, plans and practices for all of its employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to incent risks which are “reasonably likely to have a material adverse effect” on the Company.  As a result of this process, the Compensation Committee concluded that any risks arising from these programs, plans and practices are not reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Interlocks. As indicated above, the Compensation Committee of the Board of Directors consists of Messrs. William H. Rogers, Jr., J. Barry Mason and Ronald G. Bruno. None of these directors had interlock relationships during fiscal 2010 with any comparable committee of another company.

TRANSACTIONS WITH RELATED PERSONS

Procedures for Approval of Related Person Transactions.The Audit Committee pre-approves all related person transactions and approves any changes to existing contracts as well as approving new contracts.  At the end of each year, the Audit Committee reviews all related person transactions and determines if the Company is compliant with current contracts.  This formal process approves and monitors all transactions with individuals and companies that could be considered related.  Related persons are defined by the SEC in Regulation S-K and are further explained in the Company’s Code of Business Conduct and Ethics and in the following paragraph.  The Audit Committee, pursuant to its written charter, must review and approve any and all related person transactions that exceed or are expected to exceed the $120,000 threshold requiring disclosure under the rules of the Securities and Exchange Commission.  The Audit Committee relies on information provided by its officers and directors in their annual questionnaires, as well as financial information reporting from the Company’s internal accounting department, to identify related person transactions that require consideration.  Further, the Company’s Code of Business Conduct and Ethics sets forth certain factors that must be considered in identifying potential conflicts of interest, including outside employment, improper personal benefits, financial interests, loans or other financial transactions, service on boards and committees and actions of family members, and requires that associates disclose to the Company any situations that reasonably would be expected to give rise to a conflict of interest.  In addition to these review procedures, the Audit Committee considers all other relevant factors when determining whether to approve a related person transaction, including whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.  No director may participate in any discussion or approval of any related person transaction in which he or she is a related person, but that director must provide the Audit Committee with all material information concerning the transaction.

In accordance to the Company’s Code of Business Conduct and Ethics, conflicts of interest are defined by outside employment, improper personal benefits, financial interests, loans or other financial transactions, service on outside Boards and Committees and actions of family members.  The Audit Committee has the authority to make waivers of conflicts of interest.

Related Person Transactions. As described below, during fiscal 2010 the Company entered into certain transactions in the ordinary course of business with certain entities affiliated with Messrs. Charles C. Anderson, Sr., Terry C. Anderson, Joel R. Anderson, Harold M. Anderson, Charles C. Anderson, Jr. and Clyde B. Anderson, who own 70% or more of these companies and serve as officers and/or directors of these companies.  The Board of Directors of the Company believes that all such transactions were on terms no less favorable to the Company than terms available from unrelated parties. All of the related person transactions described below were reviewed and approved by the Audit Committee in accordance with the Company’s policy.

Significant activities with these related persons are as follows.  The Company purchases a substantial portion of its magazines as well as certain of its seasonal music and newspapers from Msolutions, LLC, a subsidiary of Anderson Media Corporation ("Anderson Media").  Purchases in fiscal 2010 totaled $24,110,494.  The Company purchases certain of its collectibles, gifts and books from Anderson Press, Inc. ("Anderson Press").  During fiscal 2010, purchases from Anderson Press totaled $1,454,621.  The Company utilizes Anco Far East Importers, LTD ("Anco Far East”) to assist in purchasing and importing certain gift items.  The total cash paid to Anco Far East for fiscal 2010 was $2,633,397, which primarily consisted of the actual cost of product, but also included fees for sourcing and consolidation services. All of the costs other than the sourcing and consolidation services fees, which totaled $184,388 for fiscal 2010, were passed through from other vendors. The Company leases its principal executive offices from a trust established for the benefit of the grandchildren of Charles C. Anderson, Sr.  The lease term is month to month. During fiscal 2010, the Company paid rent of $154,125 to the trust under this lease. Anderson & Anderson, LLC ("A&A") leases three buildings to the Company.  During fiscal 2010, the Company paid A&A a total of $484,097 under such leases.

The Company, A&A, Anderson Promotional Events, Inc., Anderson Press and certain other parties (the “Co-Ownership Group”) co-own two airplanes that are used by the Company in its business.  The Company owns a 26% interest in each of these airplanes.  During fiscal 2010, the Company was billed $543,051 by the Co-Ownership Group, net of return of capital, under the cost sharing arrangement for the Company’s use of the two airplanes.  The expenses that the Company pays for airplane use cover all of the variable costs attributable to the Company’s use and a portion of the fixed costs.

The Company subleases certain property to Hibbett Sports, Inc. ("Hibbett"), a sporting goods retailer in the Southeastern United States. The Company's Chairman and Chief Executive Officer, Clyde B. Anderson, was a member of the Board of Directors of Hibbett during fiscal 2009 until his term expired at the annual meeting of Hibbett’s shareholders on June 2, 2008.  Additionally, one of our directors, Albert C. Johnson, and one of our executive officers, Terrance G. Finley, have served on the Board of Directors of Hibbett since March 14, 2008. During fiscal 2010, the Company received $190,809 in rent payments from Hibbett.

EXECUTIVE OFFICER COMPENSATION

This section of the Proxy Statement discloses the compensation awarded, paid to or earned by, each individual who served as the Company's principal executive officer or principal financial officer during fiscal 2010 and the next three most highly compensated executive officers other than the principal executive officer or principal financial officer during fiscal 2010.

Based on the compensation reflected in the table below, “Salary” accounted for the following percentages of each named executive officer’s total compensation: 40.1% for Mr. Anderson, 48.9% for Mr. Finley, 43.9% for Mr. Markham, 52.6% for Mr. White, and 92.7% for Ms. Cochran.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (4)	Stock Awards ($) (6)	Option Awards ($) (7)	Non-Equity Incentive Plan Compensation ($) (8)	All Other Compensation ($)	Total ($)
Clyde B. Anderson Chairman, President and Chief Executive Officer (Principal Executive Officer)	2010 2009 2008	423,385 341,000 335,000	19,125 - -	165,000 429,959 424,200	- - -	386,925 11,000 238,659	62,172(9) 70,088 86,616	1,056,607 852,047 1,084,475
Terrance G. Finley Executive Vice President/Chief Merchandising Officer, and President of Merchandising Group	2010 2009 2008	321,461 315,000 305,000	12,623 - -	66,000 270,351 282,800	- - -	246,117 7,097 216,974	10,533(10) 10,753 12,045	656,734 603,201 816,639
Douglas G. Markham Executive Vice President/Chief Administrative Officer and Secretary (1)	2010 2009 2008	215,179 237,799 230,000	10,125 - -	66,000 270,351 247,450	- - -	189,420 17,813 155,293	9,659(11) 9,659 1,131	490,383 535,622 633,874
Brian W. White Chief Financial Officer (Principal Financial Officer) (2)	2010 2009	188,615 151,346	6,750 30,000(5)	41,250 25,815	- - -	118,335 10,828	3,710(12) 266	358,660 218,255
Sandra B. Cochran, Former President and Chief Executive Officer (3)	2010 2009 2008	90,769 472,000 455,000	- - -	-0- 625,359 848,400	- - -	- - 378,364	7,108(13) 10,469 17,491	97,877 1,107,828 1,699,255

(1)
Mr. Markham joined the Company in 2006 as the Company’s Chief Financial Officer.  Mr. Markham was recalled to active duty by the Navy Reserve from January 4, 2009 to July 12, 2009.  From July 12, 2009 until August 20, 2009, he again served as the Chief Financial Officer and Secretary of the Company.  On August 20, 2009, Mr. Markham was promoted to Executive Vice President, Chief Administrative Officer and Secretary of the Company.

(2)
Mr. White joined the Company in October 2007.  During Mr. Markham’s deployment overseas from January 4, 2009 to July 12, 2009, Mr. White served as Interim Chief Financial Officer and Secretary of the Company.  Mr. White has served as the Company’s Chief Financial Officer since August 20, 2009.  Because Mr. White was not a named executive officer of the Company in fiscal 2008, this table presents compensation information for Mr. White only for fiscal 2010 and fiscal 2009.

(3)	Ms. Cochran resigned as President and Chief Executive Officer of the Company effective March 11, 2009.

(4)
The fiscal year 2010 amounts included in this column represent the discretionary bonuses awarded to these executive officers by the Compensation Committee relating to fiscal 2010 performance.  See “Compensation Discussion and Analysis – Elements of Compensation” for a discussion of the Company’s bonus plan.

(5)	The fiscal 2009 bonus amount for Mr. White was paid in conjunction with sign on and relocation.

(6)
The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of career-based and performance-based shares of restricted stock that were issued in fiscal 2010, 2009 and 2008 in accordance with FASB ASC Topic 718.  Please see “Grants of Plan Based Awards in Fiscal 2010” on page 35 for more information regarding restricted stock issued in fiscal 2010. Because the Company did not achieve 80% of its pre-tax earnings goal of $27,083,981 during fiscal 2009, no performance-based shares of restricted stock were issued in fiscal 2010.  Accordingly, for fiscal 2010, the amount included in this column is the grant date fair value of career-based shares.  Assuming that the highest level of performance had been achieved in fiscal 2009, 2008 and 2007, the grant-date fair value of performance-based stock for each executive officer would have been as follows:  Mr. Anderson: $66,000, $146,550 and $212,100 for fiscal year 2010, 2009 and 2008, respectively; Mr. Finley: $44,550, $97,700 and $141,400 for fiscal year 2010, 2009 and 2008, respectively; Mr. Markham: $44,550, $97,700 and $106,050 for fiscal year 2010, 2009 and 2008, respectively; Mr. White: $3,300 and $7,328 for fiscal year 2010 and 2009, respectively; and Ms. Cochran: $132,000, $146,550 and $424,200 for fiscal year 2010, 2009 and 2008, respectively.

(7)	There were no options granted in fiscal 2010, 2009 or 2008.

(8)
Non-Equity Incentive Plan Compensation is composed of  performance based cash bonuses earned under the 2005 Incentive Award Plan and are reported in the table with respect to the fiscal year in which they were earned.  See “Compensation Discussion and Analysis – Elements of Compensation” for a discussion of the Company’s bonus plan.

(9)
All Other Compensation for fiscal 2010 includes (i) matching contributions by the Company to the Company's 401(k) savings plan of $4,707 and amounts paid in lieu of 401(k) savings plan match of $2,681 due to limits mandated for highly compensated executives on behalf of Clyde B. Anderson, (ii) life insurance premiums of $1,184 on behalf of Clyde B. Anderson and (iii) transportation related benefits, which consist of personal use of Company owned and Company chartered aircraft for fiscal 2010.  The estimated aggregate incremental cost to the Company for fiscal 2010 for personal use of Company aircraft by Clyde B. Anderson was $53,599.  The estimated aggregate incremental cost to the Company includes the actual cost paid by the Company for chartered aircraft and an estimate of the incremental cost to the Company of personal use of the Company owned aircraft based on the average variable operating costs to the Company.  Variable operating costs include fuel, maintenance, weather-monitoring, on-board catering, landing/ramp fees and other miscellaneous variable costs.

(10)
All Other Compensation for fiscal 2010 includes (i) matching contributions by the Company to the Company's 401(k) savings plan of $6,379 and amounts paid in lieu of 401(k) savings plan match of $1,826 due to limits mandated for highly compensated executives on behalf of Terrance G. Finley and (ii) life insurance premiums of $2,328 on behalf of Terrance G. Finley.

(11)
All Other Compensation for fiscal 2010 includes (i) matching contributions by the Company to the Company's 401(k) savings plan of $6,265 and amounts paid in lieu of 401(k) savings plan match of $2,153 due to limits mandated for highly compensated executives on behalf of Douglas G. Markham and (ii) life insurance premiums of $1,242 on behalf of Douglas G. Markham.

(12)
All Other Compensation for fiscal 2010 includes (i) matching contributions by the Company to the Company’s 401(k) savings plan of $3,438 and (ii) life insurance premiums of $272 on behalf of Brian W. White.

(13)
 All Other Compensation for fiscal 2010 includes (i) matching contributions by the Company to the Company's 401(k) savings plan of $6,634 and (ii) life insurance premiums of $475 on behalf of Sandra B. Cochran.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2010

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	Grant Date Fair Value of Stock Awards ($) (3)
		Threshold ($)	Target ($)	Maximum ($)
Clyde B. Anderson	March 19, 2009	204,000	272,000	425,000	50,000	165,000

Terrance G. Finley	March 19, 2009	128,520	171,360	280,500	20,000	66,000

Douglas G. Markham	March 19, 2009	90,000	120,000	225,000	20,000	66,000

Brian W. White	March 19, 2009	64,800	86,400	150,000	12,500	41,250

(1)
Cash bonuses paid under the 2005 Incentive Award Plan are paid pursuant to goals established at the beginning of a fiscal year in connection with the preparation of the Company's annual operating budget for such year. Under this bonus program, an executive officer is eligible to receive a bonus upon the Company achieving certain pre-tax income goals and the executive officer accomplishing certain individual performance goals related to his or her job functions.

(2)
Represents the grant of “Career-Based Shares” of restricted stock on March 19, 2009.  Such shares vest and all applicable restrictions lapse on January 28, 2012, provided in each case that the executive remains continuously employed in active service by the Company through such date.  The executives have all of the rights of a stockholder with respect to earned Career-Based Shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares subject to the grant.  No “Performance-Based Shares” of restricted stock were granted in fiscal 2010 because the Company did not achieve 80% of its pre-tax earnings goal of $27,083,981 during fiscal 2009.

(3)
The amounts set forth in the “Grant Date Fair Value of Stock Awards” column represent the full grant date fair value of restricted stock granted to each executive officer in fiscal 2010 as determined in accordance with FASB ASC Topic 718.

OUTSTANDING EQUITY AWARDS AT FISCAL 2010 YEAR-END

The following table presents information regarding shares of unvested restricted stock for each of the named executive officers under the Company’s 2005 Incentive Award Plan and 1995 Executive Incentive Plan as of the end of the 2010 fiscal year, including the number of shares of Common Stock and the market value of such shares as of January 30, 2010. The table reflects the values of such restricted stock based on the closing sale price of a share of Common Stock reported on the NASDAQ Global Select Market on January 29, 2010 (the last trading day prior to the end of the Company's fiscal year), which was $6.37.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Clyde B. Anderson	150,000	955,500
Terrance G. Finley	78,500	500,045
Douglas G. Markham	76,000	484,120
Brian W. White	19,250	122,623
Sandra B. Cochran (2)	-	-
______________________
(1)
For Mr. Anderson, represents -0- Performance Based Shares and 150,000 Career Based Shares granted under the 2005 Incentive Award Plan.  For Mr. Finley, represents -0- Performance Based Shares and 78,500 Career Based Shares granted under the 2005 Incentive Award Plan.  For Mr. Markham, represents -0- Performance Based Shares and 76,000 Career Based Shares granted under the 2005 Incentive Award Plan.  For Mr. White, represents -0- Performance Based Shares and 19,250 Career Based Shares granted under the 2005 Incentive Award Plan.

(2)	Ms. Cochran resigned from her positions as President and Chief Executive Officer of the Company on March 11, 2009, and forfeited her rights to unvested restricted shares on such date.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2010

The following table shows the amounts received upon exercise of options and the vesting of restricted stock during fiscal year 2010. The table reflects the values of restricted stock based on the closing sale price of a share of Common Stock reported on the NASDAQ Global Select Market on January 29, 2010 (the last trading day prior to the vesting date), which was $6.37.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Clyde B. Anderson	—	—	14,503	92,384
Terrance G. Finley	—	—	10,835	69,019
Douglas G. Markham	—	—	4,335	27,614
Brian W. White	—	—	271	1,726

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described in the Compensation, Discussion and Analysis, the Company’s named executive officers do not have employment or change-in-control agreements with the Company.  The information below describes and quantifies the compensation that would have accrued to the named executive officers (except for Ms. Cochran, who resigned prior to the end of fiscal 2010) under the Company’s 2005 Incentive Award Plan upon a change-in-control of the Company on January 30, 2010.  However, the actual benefit to a named executive officer under this plan can only be determined at the time of the change-in-control event.

The Restricted Stock Agreements with executive officers that document the grants of restricted stock awards under the 2005 Incentive Award Plan provide that all of the shares of restricted stock not previously vested may, in the sole and absolute discretion of the Compensation Committee, become vested in the event of a change-in-control of the Company.  Pursuant to the 2005 Incentive Award Plan, a “change-in-control” generally consists of one of the following events:

(1)           a transaction (other than an offering of the Company’s common stock to the general public through a registration statement filed with the Securities and Exchange Commission) resulting in the acquisition of 50% or more of the Company’s voting securities, other than an acquisition by the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a person that, prior to such transaction, directly or indirectly controls, is controlled by or is under common control with the Company;

     (2)           when, during any two-year period, the members of the Company’s Board of Directors at the beginning of the period (along with any new director whose election or nomination is approved by at least two-thirds of the directors who either were directors at the beginning of the period or who were so approved) cease to constitute a majority of the Board;

     (3)           the consummation by the Company of (i) a merger, consolidation, reorganization or business combination, (ii) a sale or other disposition of all or substantially all of  the Company’s assets or (iii) the acquisition of assets or stock of another entity, unless the outstanding shares of the Company immediately prior to the transaction continue to represent more than 50% of the combined voting stock of the Company or its successor immediately following the transaction or after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the successor entity; or

(4)           the Company’s stockholders approve a plan of liquidation or dissolution of the Company.

The Compensation Committee has full and final authority to determine whether a change-in-control has occurred pursuant to the definition of that term in the 2005 Incentive Award Plan and the date of the occurrence of the change-in-control event.

The table below sets forth the intrinsic value of the shares of restricted stock under the 2005 Incentive Award Plan that could have vested in the event that a change-in-control of the Company occurred on January 30, 2010.  This table assumes that the Compensation Committee would have exercised its discretion under the 2005 Incentive Award Plan and approved an acceleration of vesting of all of the shares of restricted stock upon such a termination. The intrinsic value is calculated by multiplying the number of shares that would have vested by the fair market value of the Company’s common stock on January 29, 2010, the last trading day prior to the Company’s fiscal 2010 year-end.

Name of Executive Officer	Amount that Would Have Been Realized Due to the Acceleration of Vesting of Restricted Stock in the Event of a Change-in-Control of the Company

Clyde B. Anderson	$955,500
Terrance G. Finley	500,045
Douglas G. Markham	484,120
Brian W. White	122,623

DIRECTOR COMPENSATION

The following table presents the total compensation of the Company’s non-employee directors for fiscal 2010.  The amounts included in the “Stock Awards” column represent the compensation cost that was recognized in fiscal 2010 related to non-option stock awards determined in accordance with FASB ASC Topic 718.  The valuation assumptions used in determining such amounts are described in Note 6 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 30, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Terrance Anderson	32,000	8,250	40,250
Ronald Bruno	37,000	8,250	45,250
Albert C. Johnson	52,500	8,250	60,750
J. Barry Mason	50,000	8,250	58,250
William Rogers	52,500	8,250	60,750

_______________________
(1)
Represents annual award of 2,500 shares of restricted stock for each director granted on March 19, 2009.  As of March 26, 2010, 2,500 shares of the Company’s common stock had a value of $17,775, based on the closing sale price of the Company’s Common Stock on the NASDAQ Global Select Market on March 26, 2010 of $7.11 per share.

Compensation of Directors.  The Board utilizes the services of Mercer to periodically analyze the compensation of non-employee directors at various peer companies as compared with the compensation of the Directors.  Directors who are not employees of the Company ("Non-Employee Directors") receive an annual retainer fee of $25,000 and an attendance fee of $1,000 for each Board, Compensation Committee and Nominating and Corporate Governance Committee meeting attended, as well as reimbursement of all out-of-pocket expenses incurred in attending all such meetings. Audit Committee members receive $2,000 per meeting as well as reimbursement of all out-of-pocket expenses incurred in attending such meetings.  Additionally, the Chairman of the Audit Committee receives an additional annual retainer fee of $7,500, and the Chairman of the Compensation Committee receives an additional annual retainer fee of $2,500.

In addition, the Company's Non-Employee Directors are eligible to receive formula grants of restricted stock under the Company's Outside Director Restricted Stock Plan, established pursuant to the Company’s 2005 Incentive Award Plan. Under the Company's Outside Director Restricted Stock Plan, each Non-Employee Director is, on the first day he serves as a director, granted an “Initial Award” of 3,750 shares of Common Stock from the Company on such date. These shares vest in three equal installments on the first, second and third anniversaries of the effective date of the initial award. Further, each such director who is serving as a director on the date of the year-end Compensation Committee meeting (historically held in March) and who has served as a director for more than eleven consecutive months is granted a “Continuing Award” of 2,500 shares of Common Stock from the Company on such date. These shares vest in three equal installments on the first, second and third anniversaries of the effective date of the initial award. Any award which is not vested upon such Non-Employee Director’s termination as a director is thereupon forfeited immediately and without any further action by the Company.

Director's Deferred Compensation Plan. During fiscal 2006, the Board adopted the Books-A-Million, Inc. Directors' Deferred Compensation Plan. The Directors' Deferred Compensation Plan provides the Non-Employee Directors with the opportunity to defer the receipt of certain amounts payable for serving as a member of the Board. A non-employee director's fee deferrals are credited to the non-employee director's bookkeeping account (the "Account") maintained under the Directors' Deferred Compensation Plan. Each participating non-employee director's account is credited with a deemed rate of interest and/or earnings or losses depending upon the investment performance of the deemed investment option selected by the participant.

With certain exceptions, a participating non-employee director's account will be paid after the earlier of: (1) a fixed payment date, as elected by the participating non-employee director (if any); or (2) the participating non-employee director's separation from service on the Board. The participating non-employee director may generally elect that payments be made in a single sum or installments in the year specified by the participating non-employee director or upon the non-employee director's separation from service on the Board. Additionally, a participating non-employee director may elect to receive payment upon a Change of Control, as defined in, and to the extent permitted by, Section 409A of the Internal Revenue Code of 1986, as amended.  No directors have elected to defer compensation at this time.

Stock Ownership Requirements.  Directors are required to maintain a certain level of ownership of Company stock as determined by the Compensation Committee.  The current level of required stock ownership is 12,500.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
 ACCOUNTING FIRM

At the direction of the Audit Committee, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm (“independent auditor”) for the fiscal year ending January 29, 2011, is being presented to the stockholders for approval at the Annual Meeting.  Although stockholder ratification is not required by our by-laws or otherwise, the Board is submitting the selection of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate practice.  If the appointment of Grant Thornton LLP as the independent auditor is not ratified, the Audit Committee will reconsider its appointment of the independent auditor.

General. The Audit Committee of the Board of Directors has selected Grant Thornton LLP to serve as the Company's independent auditor for the Company’s 2011 fiscal year ending on January 29, 2011.  Grant Thornton LLP has been engaged by the Company since April 29, 2005, and has audited the financial statements of the Company for its 2010, 2009 and 2008 fiscal years. Representatives of Grant Thornton LLP are expected to be present at the annual meeting. They will be provided an opportunity to make a statement if they desire to do so and they will be available to respond to appropriate questions.

Auditor Fees and Services. The following table shows the fees paid or accrued, including out-of-pocket expenses, by the Company for the audit and other services provided by Grant Thornton LLP for fiscal years 2010 and 2009:
Fees	Fiscal 2010	Fiscal 2009
Audit fees (1)	$650,424	$861,104
Tax fees (2)	9,200	18,083
All other fees (3)	-0-	108,623
Total	$659,624	$987,810

(1) Audit fees represent fees for professional services provided in connection with the audit of the Company's annual consolidated financial statements and internal control over financial reporting, review of quarterly consolidated financial statements, audit of employee benefit plans and audit services provided in connection with other statutory or regulatory filings.

(2) Tax fees principally included tax compliance fees and tax advice and planning fees.

(3) All other fees relate to advisory services for the review of the Company’s vendor purchasing and procurement program.  Such services were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures; Non-Audit Services.  The Audit Committee pre-approves all audit-related and non-audit services not prohibited by law to be performed by the Company's independent auditors.  The Audit Committee has considered whether the provision of non-audit services by the Company's independent auditor is compatible with maintaining the independent auditor’s independence and believes that the provision of such services is compatible.

Vote Required; Board Recommendation.  The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as the independent auditor.  Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the ratification of the appointment of Grant Thornton LLP as the independent auditor.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
IN FAVOR OF PROPOSAL 4.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

SOLICITATION OF PROXIES

The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. In addition, directors, officers and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Any proposal that a stockholder may desire to have included in the Company's proxy material for presentation at the 2011 Annual Meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its executive offices at 402 Industrial Lane, Birmingham, Alabama 35211, Attention: Mr. Clyde B. Anderson, on or prior to December 21, 2010. A stockholder must notify the Company before March 6, 2011 of a proposal for the 2011 Annual Meeting which the stockholder intends to present other than by inclusion in our proxy material.  Any such proposal received after March 6, 2011 will be considered untimely for purposes of the 2011 Annual Meeting, and proxies delivered for the 2011 Annual Meeting will confer discretionary authority to vote on any such matters.

ANNUAL REPORT

The Company's Annual Report to Stockholders for fiscal 2010 is being mailed to the Company's stockholders with this Proxy Statement.

APPENDIX A

BOOKS-A-MILLION, INC.
2005 INCENTIVE AWARD PLAN
(As Amended on ________, 2010)

PURPOSE

The purpose of the Books-A-Million, Inc. 2005 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Books-A-Million, Inc., a Delaware corporation (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 1

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

1.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

1.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

1.3 “Board” means the Board of Directors of the Company.

1.4 “Change of Control” means and includes each of the following:

(a)    A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)    During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)     Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)    After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)    The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

1.5    “Code” means the Internal Revenue Code of 1986, as amended.

1.6    “Committee” means the committee of the Board described in Article 12.

1.7   “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.8   “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

1.9   “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

1.10   “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

1.11   “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

1.12   “Effective Date” shall have the meaning set forth in Section 13.1.

1.13   “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

1.14   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.15   “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (i) the last sales price (if the Stock is then listed as a Market Issue under the NASD Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (c) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on the day previous to such date, as determined in good faith by the Committee; or (d) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

1.16   “Full Value Award” means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

1.17   “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

1.18   “Independent Director” means a member of the Board who is not an Employee of the Company.

1.19   “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

1.20          “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

1.21     “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

1.22          “Participant” means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

1.23          “Performance Award” means a right granted to a Participant pursuant to Article 8 to receive a cash bonus payment contingent upon achieving certain performance goals established by the Committee.

1.24          “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

1.25          “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals shall be limited to the following:  net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

1.26          “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

1.27          “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

1.28          “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

1.29          “Performance Stock Unit” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

1.30          “Plan” means this Books-A-Million, Inc., 2005 Incentive Award Plan, as it may be amended from time to time.

1.31          “Prior Plan” means the Books-A-Million, Inc. Stock Option Plan.

1.32          “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

1.33          “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

1.34          “Restricted Stock Unit” means an Award granted pursuant to Article 8.

1.35          “Stock” means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

1.36          “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

1.37          “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

1.38          “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 2

SHARES SUBJECT TO THE PLAN

2.1 Number of Shares.

(a)  Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 2,000,000.

(b)  To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan.  To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.  Shares of Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a).  If any shares of Restricted Stock are forfeited by the Participant or repurchased by the Company, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

2.2            Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

2.3            Limitation on Number of Shares Subject to Awards and Limit on Performance Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any fiscal year shall be 200,000.  The maximum amount that may be paid in cash during any fiscal year with respect to a Performance-Based Award that is intended to be a Performance Award shall be $1,000,000.

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1 Eligibility.

(a)   General.  Persons eligible to participate in this Plan include Employees, Consultants, and all members of the Board, as determined by the Committee.

(b)   Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Consultants or members of the Board, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Employees, Consultants or members of the Board outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Employees, Consultants or members of the Board outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

3.2   Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 4

STOCK OPTIONS

4.1   General.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)   Exercise Price.  The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b)   Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)   Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash (or its equivalent), (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse financial accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale).  The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.  Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

(d)   Evidence of Grant.  All Options shall be evidenced by an Award Agreement between the Company and the Participant.  The Award Agreement shall include such additional provisions as may be specified by the Committee.

4.2   Incentive Stock Options.  Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the following additional provisions of this Section 5.2:

(a)   Expiration of Option.  An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i)   Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii)   Three months after the Participant’s termination of employment as an Employee; and

(iii)   One year after the date of the Participant’s termination of employment or service on account of Disability or death.  Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b)   Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)   Ten Percent Owners.  An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)   Transfer Restriction.  The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e)   Expiration of Incentive Stock Options.  No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(f)   Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1   Grant of Restricted Stock.  The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.  All Awards of Restricted Stock shall be evidenced by an Award Agreement.

5.2   Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

5.3   Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

5.4   Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1   Grant of Stock Appreciation Rights.

(a)   A Stock Appreciation Right may be granted to any Participant selected by the Committee.  A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

6.2   Payment and Limitations on Exercise.

(a)   Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b)   To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements to Section 409A of the Code, specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right.  If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c)   To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 7

OTHER TYPES OF AWARDS

7.1   Performance Share Awards.  Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

7.2   Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

7.3   Performance Award.  Any Participant selected by the Committee may be granted a Performance Award.  The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Participant.

7.4   Dividend Equivalents.

(a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.  Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

7.5   Stock Payments.  Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant.  The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

7.6   Deferred Stock.  Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee.  The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or criteria set by the Committee.  Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

7.7   Restricted Stock Units.  The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.  At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate.  At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee.  On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.  The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

7.8   Term.  Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, or Restricted Stock Units shall be set by the Committee in its discretion.

7.9   Exercise or Purchase Price.  The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

7.10   Exercise upon Termination of Employment or Service.  An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

7.11   Form of Payment.  Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

7.12   Award Agreement.  All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 8

PERFORMANCE-BASED AWARDS

8.1   Purpose.  The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees or other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

8.2   Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

8.3   Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

8.4   Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.  In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

8.5   Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.6   Clawback.  Notwithstanding anything else contained in the Plan to the contrary, if the Company’s financial results are materially restated, the Committee may review the circumstances surrounding the restatement and determine whether and which Participants will be required to forfeit the right to receive any future payments under the Plan and/or repay to the Company any prior payments determined by the Committee to have been inappropriately received by the Participant.  If the  Company’s financial results are restated due to fraud or material non-compliance by the Company, as a result of misconduct, with any financial reporting requirements of the federal securities laws, any Participant who the Committee determines participated in or is responsible for the fraud or noncompliance causing the need for the restatement forfeits the right to receive any future payments under the Plan and must repay any amounts paid in excess of the amounts that would have been paid based on the restated financial results.  Any repayments required under this Section 8.6 must be made by the Participant within ten (10) days following written demand from the Company.

ARTICLE 9

PROVISIONS APPLICABLE TO AWARDS

9.1   Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2   Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

9.3   Limits on Transfer.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary.  Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution.  The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish.  Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

9.4   Beneficiaries.  Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5   Stock Certificates.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

9.6   Paperless Exercise.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 10

CHANGES IN CAPITAL STRUCTURE

10.1   Adjustments.  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.  Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

10.2   Change of Control.  In the event of any transaction or event described in Section 11.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)   To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.2 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)   To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)   To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)   To provide that the Award cannot vest, be exercised or become payable after such event.

10.3   Outstanding Awards – Certain Mergers.  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

10.4   Outstanding Awards – Other Changes.  In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

10.5   No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 11

ADMINISTRATION

11.1   Committee.  The Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees.  The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, and (y) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder.  Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.  Reference to the

Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.  Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board.

11.2   Action by the Committee.  A majority of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3   Authority of Committee.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)  Designate Participants to receive Awards;

(b)  Determine the type or types of Awards to be granted to each Participant;

(c)  Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)  Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e)  Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)  Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)  Decide all other matters that must be determined in connection with an Award;

(h)  Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)  Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)  Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

11.4   Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 12

EFFECTIVE AND EXPIRATION DATE

12.1   Effective Date; Effect of Approval on Prior Plan.  The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”).  The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.  No additional awards will be made under the Prior Plan on or after the Effective Date.

12.2   Expiration Date.  The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date.  Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13

AMENDMENT, MODIFICATION, AND TERMINATION

13.1   Amendment, Modification, And Termination.  Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements.  Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

13.2   Awards Previously Granted.  Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 14

GENERAL PROVISIONS

14.1   No Rights to Awards.  No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

14.2   No Stockholders Rights.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

14.3   Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan.  The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld.  Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

14.4   No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

14.5   Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

14.6   Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.7   Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.8        The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

14.9   Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.10      Fractional Shares.  No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.11      Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.12     Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan.  If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.13     Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

14.14     Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

*  *  *  *  *
I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Books-A-Million, Inc. on March 11, 2010.

*  *  *  *  *
I hereby certify that the foregoing Plan was approved by the stockholders of Books-A-Million, Inc. on ____________ __, 2010.

Executed on this ____ day of _______________, 2010.

                                                        ________________________________

                                           Corporate Secretary

APPENDIX B

BOOKS-A-MILLION, INC.
1999 AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
(As Amended on _______, 2010)

SECTION 1
PURPOSE

The primary purpose of this Plan is to encourage Stock ownership by each Eligible Employee of Books-A-Million and each Subsidiary in the belief that such ownership will increase his or her interest in the success of Books-A-Million and will provide an additional incentive for him or her to remain in the employ of Books-A-Million or such subsidiary. Books-A-Million intends that this Plan constitutes an "employee stock purchase plan" within the meaning of Section 423 of the Code and, further, intends that any ambiguity in this Plan or any related offering be resolved to effect such intent.

SECTION 2
DEFINITIONS

2.1.           The term Account shall mean the separate bookkeeping account which shall be established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the payroll deductions made on his or her behalf to purchase Stock under this Plan.

2.2.           The term Authorization shall mean the participation election and payroll deduction authorization form which an Eligible Employee shall be required to properly complete in writing and timely file with the Plan Administrator before the end of an Offering Period in order to participate in this Plan for the related Purchase Period.

2.3.           The term Beneficiary shall mean the person described in Section 14.

2.4.           The term Books-A-Million shall mean Books-A-Million, Inc., a corporation incorporated under the laws of the State of Delaware, and any successor to Books-A-Million.

2.5.           The term Board shall mean the board of directors of Books-A-Million.

2.6.           The term Code shall mean the Internal Revenue Code of 1986, as amended.

2.7.           The term Disability shall mean a condition which the Plan Administrator in his or her discretion determines would be treated as a total and permanent disability under Section 22(e)(3) of the Code.

2.8.           The term Eligible Employee shall mean each employee of Books-A-Million or a Subsidiary except:

(a)           an employee who has completed less than one full and continuous year of employment as an employee of Books-A-Million or such Subsidiary,

(b)           an employee who customarily is employed 20 hours or less per week by Books-A-Million or such Subsidiary,

(c)           an employee who (after completing at least one full and continuous year of employment as an employee of Books-A-Million or such Subsidiary) customarily is employed for not more than 5 months in any calendar year by Books-A-Million or such Subsidiary, and

(d)           an employee who would own (immediately after the grant of an option under this Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of Books-A-Million based on the rules set forth in Section 423(b)(3) and Section 424 of the Code.

An employee's continuous employment by Books-A-Million or by a Subsidiary shall not be treated as interrupted by a transfer directly between Books-A-Million and any Subsidiary or between one Subsidiary and another Subsidiary.

2.9.           The term Exercise Date shall mean for each Purchase Period the last day of such Purchase Period.

2.10.           The term Offering Period shall mean a period which (a) shall be set by Books-A-Million, (b) shall come before the related Purchase Period and (c) shall continue for no more than 30 days.

2.11.           The term Option Price shall mean for each Purchase Period the lesser of 85% of the closing price for a share of Stock on the first day of such Purchase Period or 85% of the closing price for a share of Stock on the last day of such Purchase Period, as such closing price is accurately reported in The Wall Street Journal or in any successor to The Wall Street Journal or, if there is no such successor, any similar trade publication selected by the Plan Administrator; For purposes of this Section 2.11 "closing price" for a share of Stock as of a given date shall mean (a) the closing price per share of Stock on the principal exchange on which shares of Stock are then trading (or if shares of Stock are not traded on such date, then on the next preceding date on which a trade occurred), or (b) if the Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the stock, or (c) if Stock is not publicly traded on an exchange and not quoted on a quotation system, the fair market value per share of the Stock as established by the Plan Administrator acting in good faith.

2.12.           The term Participant shall mean for each Purchase Period an Eligible Employee who has satisfied the requirements set forth in Section 7 of the Plan for such Purchase Period.

2.13.           The term Participating Employer shall for each Participant, as of any date, mean Books-A-Million or a Subsidiary, whichever employs such Participant as of such date.

2.14.           The term Plan shall mean this Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan (which prior to April 19, 1999 was known as the Books-A-Million, Inc. Employee Stock Purchase Plan) as effective as of the date set forth in Section 3 and as thereafter amended from time to time.

2.15.           The term Plan Administrator shall mean the person or persons appointed by the Board to administer this Plan.

2.16.           The term Purchase Period shall mean a 12 consecutive month period which shall begin on a date (within the 15 day period which immediately follows the end of the related Offering Period) set by Books-A-Million.

2.17.           The term Retirement shall mean a termination of employment after reaching at least age 55 and completing at least 10 years of continuous employment with Books-A-Million or a Subsidiary (where such continuous employment shall be determined using the same rules used to determine whether an employee is an Eligible Employee).

2.18.           The term Stock shall mean the $0.01 par value common stock of Books-A-Million.

2.19.           The term Subsidiary shall mean each corporation (a) which is in an unbroken chain of corporations beginning with Books-A-Million in which each corporation in such chain (except for the last corporation in such chain) owns stock possessing 80% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (b) which the Plan Administrator has designated as eligible to participate in this Plan.

SECTION 3
EFFECTIVE DATE

This Plan was originally known as the Books-A-Million, Inc. Employee Stock Purchase Plan and was first effective as of September 17, 1992. Effective as of April 19, 1999, the Plan was amended and restated in its entirety and renamed the Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan. The Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan then was approved by the Books-A-Million Shareholders within 12 months after the Board's initial adoption of the Plan.  The First Amendment to the Plan was approved by the Books-A-Million Shareholders, effective March 20, 2002.  The Second Amendment to the Plan was approved by the Books-A-Million Shareholders, effective May 20, 2010.

SECTION 4
OFFERINGS

Options to purchase shares of Stock shall be offered to Participants in accordance with this Plan from time to time at the discretion of the Board; provided, however, that there shall be no more than one Offering Period in effect at any time and that there shall be no more than one Purchase Period in effect at any time.

SECTION 5
STOCK AVAILABLE FOR OPTIONS

There shall be an aggregate of 600,000 shares of Stock available for purchase from Books-A-Million upon the exercise of options granted under Section 9 of this Plan (including the 400,000 shares of Stock available for purchase under the Plan prior to the Second Amendment of the Plan). Any shares of Stock which are subject to options granted as of the first day of a Purchase Period but which are not purchased on the related Exercise Date shall again become available under this Plan.

SECTION 6
ADMINISTRATION

The Plan Administrator shall be responsible for the administration of this Plan and shall have the power in connection with such administration to interpret this Plan and to take such other action in connection with such administration as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Eligible Employee, each Participant and on each other person who makes a claim under this Plan based on the rights, if any, of any such Eligible Employee or Participant under this Plan.

SECTION 7
PARTICIPATION

Each person who is an Eligible Employee on the first day of an Offering Period shall satisfy the requirements to be a Participant in this Plan for the related Purchase Period if:

(a)           he or she properly completes in writing and files an Authorization with the Plan Administrator on or before the last day of such Offering Period to purchase shares of Stock pursuant to the option granted under Section 9, and

(b)           he or she remains an Eligible Employee throughout the period which begins on the first day of such Offering Period and ends on the first day of the related Purchase Period. An Authorization shall require an Eligible Employee to provide such information and to take such action as the Plan Administrator in his or her discretion deems necessary or helpful to the orderly administration of this Plan, including specifying (in accordance with Section 9) his or her payroll deductions to purchase shares of Stock pursuant to the option granted under Section 9 and designating a Beneficiary. A Participant's status as such shall terminate for a Purchase Period (for which he or she has an effective Authorization) at such time as his or her Account has been withdrawn under Section 12 or Section 13 or the purchases and distributions contemplated under Section 10 or Section 13 with respect to his or her Account have been completed, whichever comes first.

SECTION 8
PAYROLL DEDUCTIONS

(a)           Initial Authorization. Each Participant's Authorization made under Section 7 shall specify the specific dollar amount which he or she authorizes his or her Participating Employer to deduct from his or her compensation each pay day during the Purchase Period for which such Authorization is in effect to purchase shares of Stock pursuant to the option granted under Section 9, provided:

(1)           the total of such dollar amount shall (based on the assumption that there shall be 26 pay days in such Purchase Period) not be less than $100.00, and

(2)           the total of such dollar amount shall (based on the assumption that there shall be 26 pay days in such Purchase Period) not be more than $5,000.00.

(b)           Subsequent Authorization. A Participant shall have the right to make one amendment to an Authorization after the end of an Offering Period to reduce or to stop the payroll deductions which he or she previously had authorized for the related Purchase Period, and such reduction shall be effective as soon as practicable after the Plan Administrator actually receives such amended Authorization.

(c)           Account Credits, General Assets and Taxes. All payroll deductions made for a Participant shall be credited to his or her Account as of the pay day as of which the deduction is made. All payroll deductions shall be held by Books-A-Million, by Books-A-Million's agent or by one, or more than one, Subsidiary (as determined by the Plan Administrator) as part of the general assets of Books-A-Million or any such Subsidiary, and each Participant's right to the payroll deductions credited to his or her Account shall be those of a general and unsecured creditor. Books-A-Million, Books-A-Million's agent or such Subsidiary shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

(d)           No Cash Payments. A Participant may not make any contribution to his or her Account except through payroll deductions made in accordance with this Section 8.

SECTION 9
GRANTING OF OPTION

(a)           General Rule. Subject to Section 9(b) and Section 9(c), each person who is a Participant for a Purchase Period automatically shall be granted by operation of this Plan an option as of the first day of such Purchase Period to purchase the number of shares of Stock determined by the Plan Administrator by dividing the total payroll deductions which he or she has elected to make for such Purchase Period under Section 7 (based on the assumption that there will be 26 pay days in such Purchase Period) by the Option Price for a share of Stock as determined as of the first day of such Purchase Period, and rounding down to the nearest whole number. Each such option shall be exercisable only in accordance with the terms of this Plan.

(b)           Statutory Limitation. No option granted by operation of this Plan to any Eligible Employee under Section 9(a) shall permit his or her rights to purchase shares of Stock under this Plan or under any other employee stock purchase plan (within the meaning of Section 423 of the Code) or any other shares of Stock under any other employee stock purchase plans (within the meaning of Section 423 of the Code) of Books-A-Million and any of its subsidiaries (within the meaning of Section 424(f) of the Code) to accrue (within the meaning of Section 423(b)(8) of the Code) at a rate which exceeds $25,000 of the fair market value of such Stock for any calendar year. Such fair market value shall be determined as of the first day of the Purchase Period for which the option is granted.

(c)           Available Shares of Stock. If the number of shares of Stock available for purchase for any Purchase Period is insufficient to cover the shares which Participants have elected to purchase through effective Authorizations, then each Participant's option to purchase shares of Stock for such Purchase Period shall be reduced to equal the number of shares of Stock (rounded down to nearest whole number ) which the Plan Administrator shall determine by multiplying the number of shares of Stock available for options for such Purchase Period by a fraction, the numerator of which shall be the number of shares of Stock for which such Participant would have been granted an option under Section 9(a) if sufficient shares were available and the denominator of which shall be the total number of shares of Stock for which options would have been granted to all Participants under Section 9(a) if sufficient shares were available.

SECTION 10
EXERCISE OF OPTION

(a)           General Rule. Unless a Participant files an amended Authorization under Section 10(b) or Section 12 on or before the Exercise Date for a Purchase Period for which he or she has an effective Authorization, his or her option shall be exercised automatically on such Exercise Date for the purchase of as many whole shares of Stock subject to such option as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock if he or she also is an Eligible Employee on such Exercise Date.

(b)           Partial Exercise. A Participant may file an amended Authorization under this Section 10 with the Plan Administrator on or before an Exercise Date to elect, effective as of such Exercise Date, to exercise his or her option for a specific number of whole shares of stock (which shall be less than the whole number which the entire balance credited to his or her Account would purchase) and to withdraw in cash the remaining balance credited to his or her Account (without interest) as of such date after giving effect to such partial exercise, and any such amended Authorization shall be effective only if such Participant is an Eligible Employee on such Exercise Date.

(c)           Automatic Refund; Balance Carry Forward. If a Participant's Account has a remaining cash balance after his or her option has been exercised as of an Exercise Date under Section 10 (a), such balance automatically shall be refunded to the Participant in cash (without interest) as soon as practicable following such Exercise Date; provided, however, that the Plan Administer may in its discretion provide that such balance shall be carried forward to the next Purchase Period unless the Participant has elected to withdraw from the Plan pursuant to Section 12 hereof.

SECTION 11
DELIVERY

A stock certificate representing any shares of Stock purchased upon the exercise of an option under this Plan shall be delivered to the Participant registered in (a) his or her name or, if the Participant so directs on his or her Authorization filed with the Plan Administrator on or before the Exercise Date for such option and if permissible under applicable law, (b) the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship. No Participant (or any person who makes a claim through a Participant) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock actually have been delivered to such person.

SECTION 12
VOLUNTARY ACCOUNT WITHDRAWAL

A Participant may elect to withdraw the entire balance credited to his or her Account for a Purchase Period by completing in writing and filing an amended Authorization with the Plan Administrator on or before the Exercise Date for such period. If a Participant makes such a withdrawal election, such balance shall be paid to him or her in cash (without interest) as soon as practicable after such amended Authorization is filed, and no further payroll deductions shall be made on his or her behalf for the remainder of such Purchase Period.

SECTION 13
TERMINATION OF EMPLOYMENT

(a)           Death, Disability or Retirement. If a Participant's employment by a Participating Employer terminates as a result of his or her Death, Disability or Retirement on of before the Exercise Date for a Purchase Period and if such Participant or, in the event he or she dies, his or her Beneficiary timely makes an irrevocable election in writing under this Section 13(a), such person shall have the right:

(1)           to withdraw the Participant's entire Account in cash (without interest), or

(2)           to apply the Participant's entire Account to purchase whole shares of Stock at the

Option Price for such Purchase Period as of the related Exercise Date. Any election made under this Section 13(a) shall be irrevocable and shall be timely only if actually delivered to the Plan Administrator on or before the earlier of (i) the Exercise Date for such Purchase Period or (ii) the last day of the 3 consecutive months period which begins on the last day the Participant was an Eligible Employee. If no timely election is made under this Section 13(a), a Participant shall be deemed to have elected the cash alternative set forth in Section 13(a)(1). If the purchase alternative set forth in Section 13(a)(2) is elected, the certificate representing the shares of Stock purchased shall be delivered as soon as administratively practicable to the Participant or, in the event he or she dies, to his or her Beneficiary. Finally, if a Participant's Account has a remaining balance after his or her option has been exercised under this Section 13(a), such balance automatically shall be refunded to the Participant or, in the event he or she dies, to his or her Beneficiary in cash (without interest) as soon as practicable after such exercise.

(b)           Other Terminations. If a Participant's employment as an Eligible Employee terminates on or before the Exercise Date for a Purchase Period for any reason whatsoever other than his or her Death, Disability or Retirement, his or her Account automatically shall be distributed as if he or she has elected to withdraw his or her Account in cash under Section 12 immediately before the date his or her employment had so terminated.

(c)           Transfers. If a Participant is transferred directly between Books-A-Million and a Subsidiary or between one Subsidiary and another Subsidiary while he or she has an Authorization in effect, such Authorization shall (subject to all the terms and conditions of this Plan) remain in effect.

SECTION 14
DESIGNATION OF BENEFICIARY

A Participant shall designate on his or her Authorization a Beneficiary (a) who shall act on his or her behalf if the Participant dies before the end of a Purchase Period and (b) who shall receive the Stock, if any, and cash, if any, to the Participant's credit under this Plan if the Participant dies after the end of a Purchase Period but before the delivery of the certificate representing such shares of Stock, if any, and the cash, if any, to his or her credit in such Account. Such designation may be revised in writing at any time by the Participant by filing an amended Authorization, and his or her revised designation shall be effective at such time as the Plan Administrator receives such amended Authorization. If a deceased Participant fails to designate a Beneficiary or, if no person so designated survives the Participant or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the Participant's Beneficiary shall be determined by the Plan Administrator in accordance with the Participant's will or the applicable laws of descent and distribution.

SECTION 15
TRANSFERABILITY

Neither the balance credited to a Participant's Account nor any rights to the exercise of an option or to receive shares of Stock under this Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by his or her Beneficiary or by any other person during his or her lifetime, and any attempt to do so shall be without effect; provided, however, that the Plan Administrator in its absolute discretion may treat any such action as an election by a Participant to withdraw the balance credited to his or her Account in accordance with Section 12. A Participant's right, if any, to transfer any interest in this Plan at his or her death shall be determined exclusively under Section 13 and Section 14.

SECTION 16
ADJUSTMENT

The number of shares of Stock covered by outstanding options granted pursuant to this Plan and the related Option Price and the number of shares of Stock available under this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Books-A-Million, including, but not limited to such changes as dividends paid in the form of Stock or Stock splits. Furthermore, the Board shall adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock available under this Plan and the number of shares of Stock covered by options granted under this Plan and the related Option Prices in the event of any corporate transaction described in Section 424(a) of the Code. If any adjustment under this Section 16 would create a fractional share of Stock or a right to acquire a fractional share, such fractional share shall be disregarded and the number of shares of Stock subject to options granted pursuant to this Plan shall be the next lower number of whole shares of Stock, rounding all fractions downward. An adjustment made under this Section 16 by the Board shall be conclusive and binding on all affected persons.

SECTION 17
SECURITIES REGISTRATION

If Books-A-Million shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statutes, any shares of Stock with respect to which an option shall have been exercised under this Plan or to qualify any such shares of Stock for an exemption from any such statutes, Books-A-Million shall take such action at its own expense before delivery of the certificate representing such shares of Stock. If shares of Stock are listed on any national stock exchange at the time an option to purchase shares of Stock is exercised under this Plan, Books-A-Million whenever required shall register shares of Stock for which such option is exercised under the Securities Act of 1933, as amended, and shall make prompt application for the listing on such national stock exchange of such shares, all at the expense of Books-A-Million.

SECTION 18
AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code and the laws of the State of Delaware. The Board also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Board shall not have the right to modify, cancel, or amend any option outstanding after the beginning of a Purchase Period unless (a) each Participant consents in writing to such modification, amendment or cancellation, (b) such modification only accelerates the Exercise Date for the related Purchase Period or (c) the Board acting in good faith deems that such action is required under applicable law.

SECTION 19
NOTICES

All Authorizations and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of such Authorizations and communications.

SECTION 20
EMPLOYMENT

No offer under this Plan shall constitute an offer of employment, and no acceptance of an offer under this Plan shall constitute an employment agreement. Any such offer or acceptance shall have no bearing whatsoever on the employment relationship between any Eligible Employee and Books-A-Million or any subsidiary of Books-A-Million, including a Subsidiary. Finally, no Eligible Employee shall be induced to participate in this Plan by the expectation of employment or continued employment.

SECTION 21
HEADINGS, REFERENCES AND CONSTRUCTION

The headings to sections in this Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to sections in this Plan shall be to sections in this plan. This Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.

402 Industrial Lane
Birmingham, Alabama  35211
www.booksamillioninc.com

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if
 you marked, signed and returned your proxy card.

:           INTERNET – www.eproxy.com/bamm
Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 19, 2010.

(           PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 19, 2010.

                     *       MAIL – Mark, sign and date your proxy card
and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you
do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

 Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.   To elect the nominees listed to serve                                            01 J. Barry Mason        ☐ Vote FOR all nominees        ☐ Vote WITHHELD
       as a director of the Company for                                                   02 William H. Rogers         (except as marked)              from all nominees
       a three-year term expiring in 2013:

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve the Third amendment to the 2005 Incentive Award Plan	☐	For	☐	Against	☐	Abstain

3.	To approve the Third amendment to the Employee Stock Purchase Plan	☐	For	☐	Against	☐	Abstain

4.	To ratify the appointment of Grant Thornton LLP as the independent
registered public accounting firm	☐	For	☐	Against	☐	Abstain

5.	In their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment(s) thereof

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark box, sign, and indicate changes below:  ☐ Date ____________________________________

Signature(s) in Box

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as each. If a partnership, please sign in the partnership name by an authorized person.

BOOKS-A-MILLION, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 20, 2010
10:00 a.m.

Corporate Office Annex
 121 West Park Drive
Birmingham, Alabama 35211

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 20, 2010.

The undersigned stockholder(s) of Books-A-Million, Inc., a Delaware corporation (the “Company”), hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 22, 2010, and hereby appoints Clyde B. Anderson and Douglas G. Markham, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2010 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Thursday, May 20, 2010 at the Company’s Corporate office Annex, located at 121 West Park Drive, Birmingham, Alabama 35211 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder(s). If no direction is made, it will be voted FOR Proposals 1, 2, 3 and 4, and as the proxies deem advisable on such other matters which may properly come before the meeting.

See reverse for voting instructions.